                                                                     EXHIBIT 4.1


================================================================================




                              DIAMOND HOLDINGS PLC
                                                                         Company

                        DIAMOND CABLE COMMUNICATIONS PLC
                                                                       Guarantor

                                       TO

                              THE BANK OF NEW YORK
                                                                         Trustee


                                   ---------

                                   INDENTURE


                          Dated as of February 6, 1998


                                   ---------




        Pound sterling 135,000,000 10% Senior Notes due February 1, 2008

             $110,000,000 9 1/8% Senior Notes due February 1, 2008



================================================================================

                              Diamond Holdings plc

               RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT
              OF 1939 AND INDENTURE, DATED AS OF FEBRUARY 6, 1998



TRUST INDENTURE                                      INDENTURE
  ACT SECTION                                         SECTION
-------------------                             -------------------
Section  310(a)(1)..............................        609
            (a)(2)..............................        609
            (a)(3)..............................  Not Applicable
            (a)(4)..............................  Not Applicable
            (b).................................        608
                                                        610

Section  311(a).................................        613
            (b).................................        613
Section  312(a).................................        701
                                                        702(a)
            (b).................................        702(b)
            (c).................................        702(c)
Section  313(a).................................        703(a)
            (b).................................        703(a)
            (c).................................        703(a)
            (d).................................        703(b)
Section  314(a).................................        704
            (b).................................  Not Applicable
            (c)(1)..............................        102
            (c)(2)..............................        102
            (c)(3)..............................  Not Applicable
            (d).................................  Not Applicable
            (e).................................        102
Section  315(a).................................        601
            (b).................................        602
            (c).................................        601
            (d).................................        601
            (e).................................        514
Section  316(a).................................        101
            (a)(1)(A)...........................        502
                                                        512
            (a)(1)(B)...........................        513
            (a)(2)..............................  Not Applicable
            (b).................................        508
Section  317(a)(1)..............................        503
            (a)(2)..............................        504
            (b).................................       1003
Section  318(a).................................        107

_____________
     Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

PARTIES ...................................................................    1
Recitals ..................................................................    1


                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION


SECTION 101.      Definitions:
                  Accreted Value ...................................  2
                  Act ..............................................  2
                  Additional Amounts ...............................  2
                  Affiliate ........................................  2
                  Annualized Consolidated Debt to Cash Flow Ratio ..  2
                  Applicable Procedures ............................  3
                  Asset Acquisition ................................  3
                  Asset Disposition ................................  3
                  Attributable Value ...............................  3
                  Authenticating Agent .............................  3
                  Board of Directors ...............................  3
                  Board Resolution .................................  4
                  Business Day .....................................  4
                  Cable Acquisition ................................  4
                  Cable Business ...................................  4
                  Capital Lease Obligation .........................  4
                  Cash Equivalent ..................................  4
                  Change of Control ................................  5
                  Commission .......................................  5
                  Common Equity ....................................  5
                  Company ..........................................  5
                  Company Request; Company Order ...................  5
                  Consolidated Income Tax Expense ..................  5
                  Consolidated Interest Expense ....................  5
                  Consolidated Net Income ..........................  6
                  Consolidated Operating Cash Flow .................  6
                  Consolidated Subsidiaries ........................  6
                  Consolidated Tangible Assets .....................  6
                  Corporate Trust Office ...........................  6



_____________
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

Corporation .................................................................  7
Covenant defeasance .........................................................  7
Currency Hedging Agreements .................................................  7
Debt ........................................................................  7
Defaulted Interest ..........................................................  7
defeasance ..................................................................  7
Definitive Registered Security ..............................................  7
Director ....................................................................  7
Disqualified Equity .........................................................  7
Dollar Securities ...........................................................  8
Equity Homes ................................................................  8
Equity Securities ...........................................................  8
Event of Default ............................................................  8
Excess Proceeds .............................................................  8
Exchange Act ................................................................  8
Exchange Dollar Security.....................................................  8
Exchange Offer ..............................................................  8
Exchange Security ...........................................................  8
Exchange Sterling Security...................................................  8
Expiration Date .............................................................  8
Global Dollar Security ......................................................  8
Global Security .............................................................  8
Global Sterling Security ....................................................  8
guarantee ...................................................................  8
Guarantee ...................................................................  9
Guarantor ...................................................................  9
Guarantor Request; Guarantor Order ..........................................  9
Holder ......................................................................  9
Incur .......................................................................  9
Indenture ...................................................................  9
Initial Purchasers ..........................................................  9
Initial Regulation S Securities .............................................  9
Insolvency Law ..............................................................  9
Interest Payment Date ....................................................... 10
Interest Rate Protection Obligation ......................................... 10
Investment .................................................................. 10
Lien ........................................................................ 10
Material License ............................................................ 10
Maturity .................................................................... 10
Net Available Proceeds ...................................................... 10
Non-Recourse Debt ........................................................... 11
Non-Restricted Subsidiary ................................................... 11
Offer ....................................................................... 11
Offer to Purchase ........................................................... 11
Officers' Certificate ....................................................... 13

Opinion of Counsel........................................................... 13
Original Dollar Security......................................................14
Original Securities.......................................................... 14
Original Sterling Security................................................... 14
Outstanding.................................................................. 14
pari passu................................................................... 14
Paying Agent................................................................. 14
Permitted Holder............................................................. 15
Person....................................................................... 15
Predecessor Security......................................................... 15
Purchase Agreement........................................................... 15
Purchase Amount.............................................................. 15
Purchase Date................................................................ 15
Purchase Price............................................................... 15
Redemption Date.............................................................. 15
Redemption Price............................................................. 15
Registration Rights Agreement ............................................... 15
Regular Record Date.......................................................... 15
Regulation S................................................................. 15
Regulation S Certificate .................................................... 16
Regulation S Global Dollar Security ......................................... 16
Regulation S Global Security ................................................ 16
Regulation S Global Sterling Security ....................................... 16
Regulation S Legend.......................................................... 16
Regulation S Securities ..................................................... 16
Related Person............................................................... 16
Replacement Asset............................................................ 16
Resale Registration Statement ............................................... 16
Responsible Officer.......................................................... 16
Restricted Global Dollar Note ............................................... 16
Restricted Global Security .................................................. 16
Restricted Global Sterling Note ............................................. 16
Restricted Group............................................................. 16
Restricted Payments.......................................................... 17
Restricted Period............................................................ 17
Restricted Security.......................................................... 17
Restricted Securities Certificate ........................................... 17
Restricted Securities Legend ................................................ 17
Restricted Subsidiary........................................................ 17
Rule 144A.................................................................... 17
Rule 144A Securities ........................................................ 17
Sale and Leaseback Transaction .............................................. 17
SEC Registered Security ..................................................... 17
Securities................................................................... 17
Security Register; Security Registrar ....................................... 17

                                                                           PAGE
                                                                           ----

               Senior Bank Facility.......................................   18
               Significant Subsidiary ....................................   18
               Special Interest...........................................   18
               Special Record Date........................................   18
               Stated Maturity............................................   18
               Step-Down Date.............................................   18
               Step-Up....................................................   18
               Sterling Securities........................................   18
               Subsidiary.................................................   18
               Successor Securities.......................................   18
               Taxes......................................................   18
               Total Consolidated Debt ...................................   19
               Trade Obligation...........................................   19
               Trust Indenture Act........................................   19
               Trustee....................................................   19
               U.S. Government Obligations ...............................   19
               Voting Interest............................................   19
               Weighted Average Life .....................................   19
               Wholly Owned...............................................   19

SECTION 102.   Compliance Certificates and Opinions ......................   20
SECTION 103.   Form of Documents Delivered
                 to Trustee...............................................   20
SECTION 104.   Acts of Holders; Record Date ..............................   21
SECTION 105.   Notices, Etc., to Trustee, Company and Guarantor ..........   22
SECTION 106.   Notice to Holders; Waiver .................................   23
SECTION 107.   Conflict with Trust Indenture Act .........................   23
SECTION 108.   Effect of Headings and Table of Contents...................   23
SECTION 109.   Successors and Assigns ....................................   24
SECTION 110.   Separability Clause .......................................   24
SECTION 111.   Benefits of Indenture .....................................   24
SECTION 112.   Governing Law .............................................   24
SECTION 113.   Legal Holidays ............................................   24
SECTION 114.   Agent for Service; Submission to
                 Jurisdiction; Waiver of Immunities ......................   24
SECTION 115.   Conversion of Currency ....................................   25
SECTION 116.   Currency Equivalent .......................................   26

                                  ARTICLE TWO

                          SECURITY AND GUARANTEE FORMS



     SECTION 201.  Forms Generally........................................  26
     SECTION 202.  Form of Face of Global Security........................  27
     SECTION 203.  Form of Face of Definitive Registered Security.........  31
     SECTION 204.  Form of Reverse of Security............................  34
     SECTION 205.  Form of Trustee's Certificate of Authentication........  42
     SECTION 206.  Form of Guarantee......................................  42

                                 ARTICLE THREE

                                 THE SECURITIES

     SECTION 301.  Title and Terms ......................................   45
     SECTION 302.  Denominations ........................................   46
     SECTION 303.  Execution, Authentication, Delivery and Dating .......   46
     SECTION 304.  Temporary Securities .................................   47
     SECTION 305.  Transfer and Exchange ................................   47
     SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities .....   53
     SECTION 307.  Payment of Interest; Interest Rights Preserved .......   54
     SECTION 308.  Persons Deemed Owners ................................   55
     SECTION 309.  Cancellation .........................................   55
     SECTION 310.  Computation of Interest ..............................   56
     SECTION 311.  CUSIP and/or CINS Numbers ............................   56

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE


     SECTION 401.  Satisfaction and Discharge of Indenture ...............  56
     SECTION 402.  Application of Trust Money ............................  57

                                  ARTICLE FIVE

                                    REMEDIES


     SECTION 501.  Events of Default .....................................  58
     SECTION 502.  Acceleration of Maturity; Rescission and Annulment ....  60
     SECTION 503.  Collection of Indebtedness and Suits for Enforcement
                        by Trustee .......................................  61

                                                                                  Page
                                                                                  ----
SECTION 504.  Trustee May File Proofs of Claim ................................   62
SECTION 505.  Trustee May Enforce Claims Without Possession of
                Securities ....................................................   62
SECTION 506.  Application of Money Collected ..................................   63
SECTION 507.  Limitation on Suits .............................................   63
SECTION 508.  Unconditional Right of Holders to Receive Principal,
                Premium and Interest ...........................................  64
SECTION 509.  Restoration of Rights and Remedies ..............................   64
SECTION 510.  Rights and Remedies Cumulative ..................................   64
SECTION 511.  Delay or Omission Not Waiver ....................................   65
SECTION 512.  Control by Holders ..............................................   65
SECTION 513.  Waiver of Past Defaults .........................................   65
SECTION 514.  Undertaking for Costs ...........................................   66
SECTION 515.  Waiver of Stay or Extension Laws ................................   66
SECTION 516.  No Personal Liability of Directors,
               Employees and Shareholders  .....................................  66



                                  ARTICLE SIX

                                  THE TRUSTEE


SECTION 601.  Certain Duties and Responsibilities .............................   67
SECTION 602.  Notice of Defaults ..............................................   68
SECTION 603.  Certain Rights of Trustee .......................................   68
SECTION 604.  Not Responsible for Recitals or Issuance of Securities ..........   69
SECTION 605.  May Hold Securities .............................................   69
SECTION 606.  Money Held in Trust .............................................   69
SECTION 607.  Compensation and Reimbursement ..................................   70
SECTION 608.  Disqualification; Conflicting Interests .........................   70
SECTION 609.  Corporate Trustee Required; Eligibility .........................   71
SECTION 610.  Resignation and Removal; Appointment of Successor ...............   71
SECTION 611.  Acceptance of Appointment by Successor ..........................   72
SECTION 612.  Merger, Conversion, Consolidation or Succession to Business .....   73
SECTION 613.  Preferential Collection of Claims Against Company or Guarantor ..   73
SECTION 614.  Appointment of Authenticating Agent .............................   73

                                 ARTICLE SEVEN                            Page

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY


  SECTION 701.  Company to Furnish Trustee Names and Addresses
                  of Holders ............................................   75
  SECTION 702.  Preservation of Information; Communications to Holders ..   76
  SECTION 703.  Reports by Trustee ......................................   76
  SECTION 704.  Reports by Company ......................................   76
  SECTION 705.  Registration Rights .....................................   77



                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE


  SECTION 801.  Company or Guarantor May Consolidate, Etc.
                  Only on Certain Terms .................................   77
  SECTION 802.  Successor Substituted ...................................   79




                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES


  SECTION 901.  Supplemental Indentures Without Consent of Holders ......   79
  SECTION 902.  Supplemental Indentures with Consent of Holders .........   80
  SECTION 903.  Execution of Supplemental Indentures ....................   81
  SECTION 904.  Effect of Supplemental Indentures .......................   81
  SECTION 905.  Conformity with Trust Indenture Act .....................   81
  SECTION 906.  Reference in Securities to Supplemental Indentures ......   82



                                  ARTICLE TEN

                                   COVENANTS



  SECTION 1001. Payment of Principal, Premium and Interest ..............   82
  SECTION 1002. Maintenance of Office or Agency .........................   82
  SECTION 1003. Money for Security Payments to be Held in Trust .........   83
  SECTION 1004. Existence ...............................................   84
  SECTION 1005. Maintenance of Properties ...............................   84

SECTION 1006.      Payment of Taxes and Other Claims ................        85
SECTION 1007.      Maintenance of Insurance .........................        85
SECTION 1008.      Limitation on Consolidated Debt
                     and Disqualified Equity ........................        85
SECTION 1009.      Limitation on Restricted Payments ................        87
SECTION 1010.      Limitations Concerning Distributions by
                     and Transfers to Restricted Group ..............        89
SECTION 1011.      Limitation on Liens ..............................        90
SECTION 1012.      Limitation on Sale and Leaseback Transactions ....        91
SECTION 1013.      Limitation on Transactions with
                     Affiliates and Related Persons .................        92
SECTION 1014.      Limitation on Certain Asset Dispositions .........        92
SECTION 1015.      Change of Control ................................        94
SECTION 1016.      Additional Amounts ...............................        96
SECTION 1017.      Provision of Financial Information ...............        97
SECTION 1018.      Statement by Officers as to Default; Compliance
                     Certificates ...................................        98
SECTION 1019.      Limitation on Third-Party Ownership of the Company        98
SECTION 1020.      Waiver of Certain Covenants ......................        99



                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES


SECTION 1101.  Right of Redemption ................................          99
SECTION 1102.  Applicability of Article ...........................          99
SECTION 1103.  Election to Redeem; Notice to Trustee ..............          99
SECTION 1104.  Selection by Trustee of Securities to Be Redeemed ..          100
SECTION 1105.  Notice of Redemption ...............................          100
SECTION 1106.  Deposit of Redemption Price ........................          101
SECTION 1107.  Securities Payable on Redemption Date ..............          101
SECTION 1108.  Securities Redeemed in Part ........................          101



                                 ARTICLE TWELVE

                       DEFEASANCE AND COVENANT DEFEASANCE


SECTION 1201.  Option to Effect Defeasance or Covenant Defeasance ..         102
SECTION 1202.  Defeasance and Discharge ............................         102
SECTION 1203.  Covenant Defeasance .................................         102
SECTION 1204.  Conditions to Defeasance or Covenant Defeasance .....         103


                                                                           Page
                                                                           ----

SECTION 1205.  Deposited Money and U.S. Government
                 Obligations to be Held in Trust;
                 Other Miscellaneous Provisions .........................  105

SECTION 1206.  Reinstatement ............................................  106

Annex

                                ARTICLE THIRTEEN

SECTION 1301.  Guarantee.................................................  106
SECTION 1302.  Execution and Delivery of Guarantees......................  108
SECTION 1303.  Release of Guarantor......................................  108

TESTIMONIUM .............................................................  109

SIGNATURES ..............................................................  109

ACKNOWLEDGMENTS .........................................................

     INDENTURE, dated as of February 6, 1998 among Diamond Holdings plc, (the "Company"), and Diamond Cable Communications Plc (the "Guarantor"), each having its registered office at Diamond Plaza, Daleside Road, Nottingham, NG2 3GG, England and The Bank of New York, a New York banking corporation, as Trustee (herein called the "Trustee").


                                    RECITALS

     The Company has duly authorized the creation of an issue of each of (i) its L.135,000,000 10% Senior Notes due February 1, 2008 (the "Sterling Securities") and (ii) its $110,000,000 9 1/8% Senior Notes due February 1, 2008 (the "Dollar Securities" and together with the Sterling Securities, the "Securities"), each of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture. The Sterling Securities and the Dollar Securities are each referred to herein as a "series" of Securities. The Securities may consist of either or both of Original Securities or Exchange Securities, each as defined herein. The Original Securities and the Exchange Securities shall rank pari passu.

     The Guarantor has duly authorized the execution and delivery of this Indenture to provide for the Guarantees by it with respect to the Securities as set forth in this Indenture.

     All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, to make the Guarantees, when executed by the Guarantor and endorsed on the Securities, the valid obligations of the Guarantor, and to make this Indenture a valid agreement of the Company and the Guarantor, each in accordance with their or its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101. Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles (whether or not such is indicated herein), and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted as of the date of the Indenture;

          (4) unless otherwise specifically set forth herein, all calculations or determinations of a Person shall be performed or made on a consolidated basis in accordance with generally accepted accounting principles but shall not include the accounts of Non-Restricted Subsidiaries, except to the extent of dividends and distributions actually paid by such Non-Restricted Subsidiaries to the Company or one of the Restricted Subsidiaries; and

          (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms, used principally in Article Six, are defined in that Article.

     "Accreted Value" has the meanings given to it in the Indentures related to the Discount Notes.

     "Act", when used with respect to any Holder, has the meaning specified in
Section 104.

     "Additional Amounts" has the meaning specified in Section 1016.

     "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Annualized Consolidated Debt to Cash Flow Ratio" for any Person means for any fiscal quarter the ratio of (i) Total Consolidated Debt of such Person as of the end of such fiscal quarter to (ii) Consolidated Operating Cash Flow of such Person for such fiscal quarter multiplied by four.

     "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of any depository for such Security, Euroclear and Cedel, in each case to the extent applicable to such transaction and as in effect from time to time.

     "Asset Acquisition" means (i) any capital contribution (including, without limitation, by means of transfers of cash or other property to others or payments for property or services for the account or use of others) by any member of the Restricted Group in any other Person, or any acquisition or purchase of equity interests in any other Person by any member of the Restricted Group, in either case pursuant to which such Person shall become a Restricted Subsidiary or shall be merged with or into any member of the Restricted Group or (ii) any acquisition by any member of the Restricted Group of the assets of any Person which constitute substantially all of an operating unit or line of business of such Person or which is otherwise outside of the ordinary course of business (including, for the avoidance of doubt, a prospective licensee that subsequently acquires a license to operate a cable television and/or telephone and/or telecommunications system).

     "Asset Disposition" means any transfer, conveyance, sale, lease or other disposition by the Company or any of its Restricted Subsidiaries (including by way of consolidation or merger) resulting in Net Available Proceeds in excess of L.250,000 of (i) shares or other ownership interest of a Subsidiary of the Company, (ii) substantially all of the assets of the Company or any Subsidiary representing a division or line of business, or (iii) other assets or rights outside of the ordinary course of business.

     "Attributable Value" means, as to any particular lease under which any Person is at the time liable, and at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the initial term thereof as determined in accordance with generally accepted accounting principles, discounted from the last date of such initial term to the date of determination at a rate per annum equal to the discount rate which would be applicable to a Capital Lease Obligation with like term in accordance with generally accepted accounting principles. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of insurance, taxes, assessments, utility, operating and labor costs and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

     "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

     "Board of Directors" means either the board of directors of the Company or the Guarantor, as appropriate, or any duly authorized committee of those boards.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as appropriate, to have been duly adopted by the Board of Directors of the Company or the Guarantor, as the case may be, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York or The City of London are authorized or obligated by law or executive order to close.

     "Cable Acquisition" means an Asset Acquisition of properties or assets to be used in a Cable Business or of equity interests in any Person that becomes a Restricted Subsidiary or, subject to Section 1009, a Non-Restricted Subsidiary as a result of such Asset Acquisition, provided that such Person's assets and properties consist principally of properties or assets that will be used in a Cable Business.

     "Cable Business" means any business operating a cable television and/or telephone and/or telecommunications system or any business reasonably related thereto, including, without limitation, the production or provision of programming as well as any business conducted by the Guarantor's Subsidiaries, the Company or any member of the Restricted Group on the date on which the Securities are first issued.

     "Capital Lease Obligation" of any Person means the obligation to pay rent or other payment amounts under a lease of (or other Debt arrangements conveying the right to use) real or personal property which is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person in accordance with generally accepted accounting principles. The stated maturity of such obligation shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

     "Cash Equivalent" means, at any time, (i) any evidence of Debt issued or directly and fully guaranteed or insured by the government of an Approved Jurisdiction or any agency or instrumentality thereof (provided that the full faith and credit of the relevant Approved Jurisdiction is pledged in support thereof); (ii) certificates of deposit or acceptances of any financial institution that has combined capital and surplus and undivided profits of not less than $50,000,000 (or the equivalent thereof in another currency) and has a long term debt rating of at least "AA" by Standard & Poor's Corporation or at least "Aa3" by Moody's Investor Service, Inc. or if not rated by either of those rating agencies the equivalent rating from another Approved Rating Agency; (iii) commercial paper issued by a corporation organized under the laws of any Approved Jurisdiction and rated at least A-1 by Standard & Poor's Corporation or at least P-1 by Moody's Investor Service, Inc. or if not rated by either of those rating agencies the equivalent rating from another Approved Rating Agency; (iv) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the government of an Approved Jurisdiction; and (v) any other investment, instrument or cash balance, provided, that in each of clauses (i) through (v) above such instrument shall be considered a Cash Equivalent within the meaning of this definition only to the extent that such instrument would have been classified as a "cash equivalent" in accordance with the accounting principles applied to the Company's audited consolidated balance sheet as of December 31, 1996. "Approved Jurisdiction" means the United States of America, Canada, the United Kingdom and any other member nation of the Organization for Economic Cooperation and Development. "Approved Rating Agency" means Standard & Poor's Corporation, Moody's Investor Service, Inc. and any other recognized rating agency that provides or assigns credit rating for debt securities similar to the Securities and that shall have been approved by the Trustee upon the written request of the Company or the Guarantor from time to time.

     "Change of Control" has the meaning specified in Section 1015.

     "Commission" means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Equity" of any Person means the class of Equity Securities of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Equity Securities of any other class of such Person.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chief Executive Officer or a Director, and by its Chief Financial Officer, its Chief Accounting Officer, its Company Secretary or an Assistant Company Secretary, and delivered to the Trustee.

     "Consolidated Income Tax Expense" of any Person means for any period the consolidated provision for income taxes of such Person, as charged in arriving at Consolidated Net Income for such period.

     "Consolidated Interest Expense" of any Person means for any period the interest expense (without deduction of interest income) of such Person for such period determined on a consolidated basis in accordance with generally accepted accounting principles, including without limitation or duplication (or, to the extent not so included, with the addition of), (i) the amortization of Debt discounts; (ii) any payments or fees with respect to letters of credit, bankers acceptances or similar facilities; (iii) fees with respect to interest rate swap or similar agreements or foreign currency hedge, exchange or similar agreements; (iv) preferred stock dividends (other than in respect of preferred stock held by such Person or a Wholly Owned subsidiary of such Person) declared and payable in such period in cash; and (v) the portion of any rental obligation allocable to interest expense under generally accepted accounting principles.

     "Consolidated Net Income" of any Person means for any period the net income (or loss) of such Person for such period determined on a consolidated basis in accordance with generally accepted accounting principles; provided that there shall be excluded therefrom (a) the net income (or loss) of any Person acquired by such Person or a Subsidiary of such Person in a transaction accounted for under the pooling-of-interests method for any period prior to the date of such transaction, (b) the net income (but not net loss) of any Restricted Subsidiary of such Person which is subject to restrictions which prevent the payment of dividends or the making of distributions (by loans, advances, intercompany transfers or otherwise) to such Person to the extent of such restrictions, (c) the net income (or loss) of any Person that is not a Consolidated Subsidiary of such Person except to the extent of the amount of dividends or other distributions actually paid to a member of the Restricted Group by such other Person during such period, (d) gains or losses on Asset Dispositions and (e) all extraordinary gains and extraordinary losses.

     "Consolidated Operating Cash Flow" of any Person means for any period (a) the sum of (i) Consolidated Net Income for such period; (ii) Consolidated Interest Expense for such period; (iii) Consolidated Income Tax Expense for such period; (iv) the depreciation and amortization expense included in the consolidated income statement of such Person for such period; and (v) other non-cash charges (other than trading and operating items in the ordinary course of business) deducted from consolidated revenues in determining Consolidated Net Income for such period (including any foreign currency translation losses), minus (b) non-cash items (other than trading and operating items in the ordinary course of business), increasing consolidated revenues in determining Consolidated Net Income for such period (including any foreign currency translation gains).

     "Consolidated Subsidiaries" of any Person means all subsidiaries and other equity investees of such Person that would be accounted for on a consolidated basis in such Person's financial statements in accordance with generally accepted accounting principles.

     "Consolidated Tangible Assets" of any Person, means the total assets of such Person and its Restricted Subsidiaries consolidated, as determined in accordance with generally accepted accounting principles, less (i) the net book value of all its licenses, patents, patent applications, copyrights, trademarks, trade names, goodwill, non-compete agreements or organizational expenses and other like intangibles, (ii) unamortized Debt discount and expense, (iii) all reserves for depreciation, obsolescence, depletion and amortization of its properties and (iv) all other proper reserves which in accordance with generally accepted accounting principles should be provided in connection with the business conducted by such Person; provided that with respect to the Company and its Consolidated Subsidiaries, adjustments following the date of the Indenture to the accounting books and records of the Company and its Consolidated Subsidiaries in accordance with Accounting Principles Board Opinions Nos. 16 and 17 (or successor opinions thereto), or otherwise resulting from the acquisition of control of the Company by another Person shall not be given effect to.

     "Corporate Trust Office" means the principal office of the Trustee in the Borough of Manhattan, The City of New York, New York, at which at any particular time its corporate trust business shall be principally administered.

     "Corporation" means a corporation, association, company, joint-stock company, partnership or business trust.

     "Covenant defeasance" has the meaning specified in Section 1203.

     "Currency Hedging Agreements" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect the Company or any of its Restricted Subsidiaries against fluctuations in currency values to the extent relating to (i) Debt and/or (ii) obligations to purchase assets, properties or services incurred in the ordinary course of business and not for speculative purposes; provided that such Currency Hedging Agreements do not increase the Debt or other obligations of the Company and its subsidiaries outstanding other than as a result of fluctuations in foreign currency exchange rates or by reason of fees, indemnities and compensation payable thereunder.

     "Debt" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations Incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business), (v) every Capital Lease Obligation of such Person, (vi) every net obligation under interest rate swap or similar agreements or foreign currency hedge, exchange or similar agreements of such Person at the time of determination, and (vii) every obligation of the type referred to in Clauses
(i) through (vi) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable for, directly or indirectly, as obligor, guarantor or otherwise; provided that Trade Obligations shall be excluded from the definition of Debt.

     "Defaulted Interest" has the meaning specified in Section 307.

            "defeasance" has the meaning specified in Section 1202.

     "Definitive Registered Security" means any Security substantially in the form set forth in Sections 203 and 204 hereof issued in accordance with Section 305.

     "Director", when used with respect to the Company or the Guarantor, means any executive officer who is a director, whether or not designated by a number or a word or words added before or after the title "director".

     "Disqualified Equity" of any Person means any Equity Security of such Person which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the final Stated Maturity of the Securities.

     "Dollar Securities" has the meaning set forth in the first paragraph of the RECITALS.

     "Equity Homes" means the product of (i) the number of homes in a franchise area as set forth in the cable television or telecommunications licenses relating to such franchise area, and (ii) the percentage of the entity holding such licenses which is owned directly or indirectly by the Company or the Guarantor, as the case may be.

     "Equity Securities" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock or other equity or capital interests of such Person, including, without limitation, partnership interests.

          "Event of Default" has the meaning specified in Section 501.

          "Excess Proceeds" has the meaning specified in Section 1014.

     "Exchange Act" refers to the United States Securities Exchange Act of 1934 as it may be amended and any successor act thereto.

     "Exchange Dollar Security" means an Exchange Security that is a Dollar Security.

     "Exchange Offer" has the meaning specified in the form of the face of either the Global Security set forth in Section 202 or the Definitive Registered Security set forth in Section 203.

     "Exchange Security" means any security issued by the Company (i) pursuant to the Exchange Offer, (ii) upon the registration of transfer of a Security registered for resale on a Resale Registration Statement or (iii) upon the transfer of, or in exchange for, Securities which are Exchange Securities.

     "Exchange Sterling Security" means an Exchange Security that is a Sterling Security.

     "Expiration Date" has the meaning specified in the definition of Offer to Purchase.

     "Global Dollar Security" means the Security evidencing all or a part of all the Dollar Securities substantially in the form set forth in Sections 202 and 204 hereof.

     "Global Security" means a Security of either series evidencing all or a part of all the securities of such series substantially in the form set forth in Sections 202 and 204 hereof.

     "Global Sterling Security" means the Security evidencing all or a part of all the Sterling Securities substantially in the form set forth in Sections 202 and 204 hereof.

     "guarantee" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing any Debt of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt, (ii) to purchase property, securities or services for the purpose of assuring the holder of such Debt of the payment of such Debt, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt (and "guaranteed", "guaranteeing" and "guarantor" shall have meanings correlative to the foregoing); provided, however, that the guarantee by any Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business, and shall not include guarantees in the nature of, or in respect of, Trade Obligations.

     "Guarantee" means any guarantee of the Guarantor endorsed on Securities authenticated and delivered pursuant to this Indenture and shall include the form of Guarantee set forth in Section 206.

     "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor Person.

     "Guarantor Request" or "Guarantor Order" means a written request or order signed in the name of the Guarantor by its Chief Executive Officer or a Director, and by its Chief Financial Officer, its Chief Accounting Officer, its Company Secretary or an Assistant Company Secretary, and delivered to the Trustee.

     "Holder" means (a) in the case of any Definitive Registered Security, the Person in whose name such Definitive Registered Security is registered in the Security Register and (b) in the case of any Global Security, the bearer thereof.

     "Incur" means, with respect to any Debt or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become liable in respect of such Debt or other obligation (and "Incurrence", "Incurred", "Incurrable" and "Incurring" shall have meanings correlative to the foregoing); provided, however, that a change in generally accepted accounting principles that results in an obligation of such Person that exists at such time becoming Debt shall not be deemed an Incurrence of such Debt.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

     "Initial Purchasers" means Goldman, Sachs & Co. and Goldman Sachs International.

     "Initial Regulation S Securities" means the Securities sold by the Initial Purchasers in the initial offering contemplated by the Purchase Agreement in reliance on Regulation S.

     "Insolvency Law" means any United Kingdom, United States (Federal or State), or other applicable bankruptcy, insolvency, reorganization or similar law in any applicable jurisdiction.

     "Interest Payment Date" means the Stated Maturity of an instalment of interest on the Securities.

     "Interest Rate Protection Obligation" of any Person means any interest rate swap agreement or other similar financial agreement or arrangement designed to protect such Person against fluctuations in interest rates and pursuant to which such Person is obligated or may become obligated to make payments; provided that where such agreement or arrangement hedges Debt, it is with respect to a notional principal amount that does not exceed the principal amount of the Debt to which such Increase Rate Protection Obligation relates.

     "Investment" by any Person means any direct or indirect loan, advance or other extension of credit or capital contribution to any other Person (by means of transfers of cash or other property to others or payments for property or services for the account or use of others, or otherwise), or purchase or acquisition of Equity Securities, bonds, notes, debentures or other securities or evidence of Debt issued by any other Person.

     "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

     "Material License" means a direct or indirect ownership interest in a license to operate a cable television or a cable telephone system held by the Company or any of its Restricted Subsidiaries or the Guarantor or any of its Restricted Subsidiaries, as the case may be, which license at the time of determination covers a number of Equity Homes which equals or exceeds 10% of the aggregate number of Equity Homes covered by all of the licenses to operate cable television or cable telephone systems in which the Company or its Restricted Subsidiaries or the Guarantor or any of its Restricted Subsidiaries, as the case may be, hold a direct or indirect ownership interest at such time.

     "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Net Available Proceeds" from any Asset Disposition by any Person means cash or readily marketable cash equivalents received (including by way of sale or discounting of a note, instalment receivable or other receivable, but excluding any other consideration received in the form of assumption by the acquiree of Debt or other obligations relating to such properties or assets or received in any other noncash form) therefrom by such Person, net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses incurred and all federal, state, provincial, foreign and local taxes required to be accrued as a liability as a consequence of such Asset Disposition, (ii) all payments made by such Person or its Subsidiaries on any Debt which is secured by a Lien on such assets or on Common Equity of the Person owning such assets in accordance with the terms of any Lien upon or with respect to such assets or which must by the terms of such Debt or Lien or in order to obtain a necessary consent to such Asset Disposition or by applicable law be repaid out of the proceeds from such Asset Disposition, and (iii) all distributions and other payments made to minority interest holders in Subsidiaries of such Person or joint ventures as a result of such Asset Disposition; provided that minority holders receive distributions and payments that are in the Company's good faith judgment comparable in kind to those received by the Company or a Restricted Subsidiary.

     "Non-Recourse Debt" means Debt or that portion of Debt (i) as to which none of the Company, nor any of its Restricted Subsidiaries (a) provides credit support (including any undertaking, agreement or instrument which would constitute Debt); (b) is directly or indirectly liable; or (c) constitutes the lender; and (ii) no default with respect to which (including any rights which the holders thereof may have to take enforcement action against a Non-Restricted Subsidiary) would permit (upon notice, lapse of time or both) any holders of any other Debt of the Company or any of its Restricted Subsidiaries to declare a default on such other Debt or cause the payment thereof to be accelerated or payable prior to its stated maturity.

     "Non-Restricted Subsidiary" of a Person means a Subsidiary of a Person that (i) at the time of its designation as a Non-Restricted Subsidiary has not acquired any assets (unless the acquisition of such assets constitutes a Restricted Payment permitted by Section 1009), at any previous time, directly or indirectly from such Person or any of its Subsidiaries and (ii) has no Debt other than Debt that is, with respect to such Person, Non-Recourse Debt; (unless the extent to which such Person is the lender for, or is responsible for such Debt, constitutes a Restricted Payment permitted by Section 1009) provided, however, that at the time of such designation, after giving pro forma effect to such designation, the Annualized Consolidated Debt to Cash Flow Ratio of such Person is equal to or less than the Annualized Consolidated Debt to Cash Flow Ratio of such Person immediately preceding such designation; provided, further, that if the Annualized Consolidated Debt to Cash Flow Ratio of the Company immediately preceding such designation is 7.0 or less, then the Annualized Consolidated Debt to Cash Flow Ratio of the Company after giving pro forma effect to such designation may be up to 0.5 greater than such ratio immediately preceding such designation. No Restricted Subsidiary may be redesignated as a Non-Restricted Subsidiary unless at the time of such redesignation the provisions in clauses (i) and (ii) in this definition are currently met and the Trustee has received a copy of a Board Resolution to such effect.

     "Offer" has the meaning specified in the definition of Offer to Purchase.

     "Offer to Purchase" means a written offer (the "Offer") sent by the Company by first class mail, postage prepaid, to each Holder at his address provided to the Trustee by such Holder or appearing in the Security Register on the date of the Offer offering to purchase up to the principal amount of Securities specified in such Offer at the purchase price specified in such Offer (as determined pursuant to this Indenture). Unless otherwise required by applicable law, the Offer shall specify an expiration date (the "Expiration Date") of the Offer to Purchase which shall be, subject to any contrary requirements of applicable law, not less than 30 days or more than 60 days after the date of such Offer and a settlement date (the "Purchase Date") for purchase of Securities within five Business Days after the Expiration Date.
The Company shall
notify the Trustee in writing at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Offer of the Company's obligation to make an Offer to Purchase, and the Offer shall be mailed by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. The Offer shall contain information concerning the business of the Company and the Guarantor and their Subsidiaries which the Company in good faith believes will enable such Holders to make an informed decision with respect to the Offer to Purchase (which at a minimum will include (i) the most recent annual and quarterly financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the documents required to be filed with the Trustee pursuant to Section 1017 (which requirements may be satisfied by delivery of such documents together with the Offer), (ii) a description of material developments in the Company's and the Guarantor's business subsequent to the date of the latest of such financial statements referred to in Clause (i) (including a description of the events requiring the Company to make the Offer to Purchase), (iii) if applicable, appropriate pro forma financial information concerning the Offer to Purchase and the events requiring the Company to make the Offer to Purchase and (iv) any other information required by applicable law to be included therein. The Offer shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Offer to Purchase. The Offer shall also state:

          (1) the Section of this Indenture pursuant to which the Offer to Purchase is being made;

          (2) the Expiration Date and the Purchase Date;

          (3) the aggregate principal amount of the Outstanding Securities offered to be purchased by the Company pursuant to the Offer to Purchase (including, if less than all Outstanding Securities, the manner by which such has been determined pursuant to the Section hereof requiring the Offer to Purchase) (the "Purchase Amount");

          (4) the purchase price to be paid by the Company for each L.1,000 aggregate principal amount (in the case of the Sterling Securities) and $1,000 aggregate principal amount (in the case of the Dollar Securities) of Securities accepted for payment (as specified pursuant to this Indenture) (the "Purchase Price");

          (5) that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral multiple of L.1,000 aggregate principal amount (in the case of the Sterling Securities) and $1,000 aggregate principal amount (in the case of the Dollar Securities);

          (6) the place or places where Securities are to be surrendered for tender pursuant to the Offer to Purchase;

          (7) that interest on any Security not tendered or tendered but not purchased by the Company pursuant to the Offer to Purchase will continue to accrue;

          (8) that on the Purchase Date the Purchase Price will become due and payable upon each Security being accepted for payment pursuant to the Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date;

          (9) that each Holder electing to tender a Security pursuant to the Offer to Purchase will be required to surrender such Security at the place or places specified in the Offer prior to the close of business on the Expiration Date (such Security being, if the Company or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing);

          (10) that Holders will be entitled to withdraw all or any portion of Securities tendered if the Company (or its Paying Agent) receives, not later than the close of business on the Expiration Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of his tender;

          (11) that (a) if Securities in an aggregate principal amount less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase all such Securities and (b) if Securities in an aggregate principal amount in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase Securities having an aggregate principal amount equal to the Purchase Amount on a pro rata basis (with such adjustments as may be deemed appropriate so that only Securities in denominations of L.1,000 or $1,000 (as the case may be) or integral multiples thereof shall be purchased); and

          (12) that in case of any Holder whose Security is purchased only in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same type, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Security so tendered.

Any Offer to Purchase shall be governed by and effected in accordance with the Offer for such Offer to Purchase.

     "Officers' Certificate" means a certificate signed by the Chief Executive Officer or a Director, and by the Chief Financial Officer, Chief Accounting Officer, the Secretary or an Assistant Secretary, of the Company or the Guarantor, as appropriate, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be reasonably acceptable to the Trustee.

     "Original Dollar Security" means a Dollar Security that is not an Exchange Security.

     "Original Securities" means Securities of either series that are not Exchange Securities.

     "Original Sterling Security" means a Sterling Security that is not an Exchange Security.

     "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of a series of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities of the same series owned by the Company or the Guarantor or any other obligor upon the Securities or any Affiliate of the Company or the Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or the Guarantor or any other obligor upon the Securities or any Affiliate of the Company or the Guarantor or of such other obligor.


     "pari passu", when used with respect to the ranking of any Debt of any Person in relation to other Debt of such Person, means that each such Debt (a) either (i) is not subordinated in right of payment to any other Debt of such Person or (ii) is subordinate in right of payment to the same Debt of such Person as is the other and is so subordinate to the same extent and (b) is not subordinate in right of payment to the other or to any Debt of such Person as to which the other is not so subordinate.

     "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

     "Permitted Holder" means the Guarantor, any of its Wholly Owned Subsidiaries or European Cable Capital Partners L.P., a limited partnership organized under the laws of Delaware, and any of its partners existing on the date of the Indenture.

     "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Purchase Agreement" means the Purchase Agreement, dated as of January 30, 1998, among the Company, the Guarantor and the Initial Purchasers, as such agreement may be amended from time to time.

     "Purchase Amount" has the meaning specified in the definition of Offer to Purchase.

     "Purchase Date" has the meaning specified in the definition of Offer to Purchase.

     "Purchase Price" has the meaning specified in the definition of Offer to Purchase.

     "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Registration Rights Agreement" means the Exchange and Registration Rights Agreement of even date herewith among the Company, the Guarantor and the Purchasers, as defined therein.

     "Regular Record Date" for the interest payable on any Interest Payment Date means the January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

     "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

     "Regulation S Certificate" means a certificate substantially in the form set forth in Annex A.

     "Regulation S Global Dollar Security" means a Regulation S Global Security that is a Dollar Security.

     "Regulation S Global Security" has the meaning specified in Section 201.

     "Regulation S Global Sterling Security" means a Regulation S Global Security that is a Sterling Security.

     "Regulation S Legend" means a legend substantially in the form of the legend required in the forms of face of Security set forth in Section 202 and
Section 203 to be placed upon a Regulation S Global Security.

     "Regulation S Securities" means all Securities required pursuant to
Section 305(c) to bear a Regulation S Legend. Such term includes a Regulation S Global Security.

     "Related Person" of any Person means, without limitation, any other Person owning (a) 5% or more of the outstanding Common Equity of such Person or (b) 5% or more of the Voting Interest of such Person.

     "Replacement Asset" has the meaning specified in Section 1014.

     "Resale Registration Statement" shall mean a registration statement under the Securities Act registering the Securities for resale pursuant to the terms of the Registration Rights Agreement.

     "Responsible Officer" means, with respect to the Trustee, any vice president, any assistant vice president, the secretary, any assistant secretary, any assistant treasurer, any trust officer or assistant trust officer, employed by the Trustee's corporate trust department or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also means, with respect to a particular corporate trust or agency matter, any other officer to whom such matter is referred because of his or her knowledge and familiarity with the particular subject.

     "Restricted Global Dollar Security" means a Restricted Security that is a Dollar Security.

     "Restricted Global Security" means any Global Security required pursuant to Section 305(c) to bear a Restricted Securities Legend.

     "Restricted Global Sterling Security" means a Restricted Security that is a Sterling Security.

     "Restricted Group" means the Company and its Restricted Subsidiaries.

     "Restricted Payments" has the meaning specified in Section 1009.

     "Restricted Period" means the period of 41 consecutive days beginning on and including the later of (i) the day on which Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the day on which the closing of the offering of Securities pursuant to the Purchase Agreement occurs.

     "Restricted Security" means all Securities required pursuant to Section 305(c) to bear a Restricted Securities Legend. Such term includes a Restricted Global Security.

     "Restricted Securities Certificate" means a certificate substantially in the form set forth in Annex B.

     "Restricted Securities Legend" means a legend substantially in the form of the legend required in the forms of face of Securities set forth in Section 202 and Section 203 to be placed upon a Restricted Security.

     "Restricted Subsidiary" of any person means any Subsidiary of such Person other than a Non-Restricted Subsidiary.

     "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

     "Rule 144A Securities" means all Securities initially distributed in connection with the offering of the Securities by the Initial Purchasers in reliance upon Rule 144A.

     "Sale and Leaseback Transaction" of any Person means an arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by such Person of any property or asset of such Person which has been or is being sold or transferred by such Person more than 365 days after the acquisition thereof or the completion of construction or commencement of operation thereof to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset. The stated maturity of such arrangement shall be the date of the last payment of rent or any other amount due under such arrangement prior to the first date on which such arrangement may be terminated by the lessee without payment of a penalty.

     "SEC Registered Securities" means the Exchange Securities and all other Securities sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their respective Successor Securities.

     "Securities" means securities designated in the first paragraph of the RECITALS.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

     "Senior Bank Facility" means the senior bank loan and guarantee facility, dated August 5, 1996, between Jewel Holdings Limited, NatWest Capital Markets and the other parties thereto, as such facility has been or may be amended, modified, supplemented, replaced, renewed, extended or restated from time to time (including, for the avoidance of doubt, through the supplemental agreement dated February 13, 1997 and the amended Senior Bank Lending Facility dated April 4, 1997).

     "Significant Subsidiary" means a Subsidiary that qualifies as a "significant subsidiary" under Rule 1-01 of the Commission's Regulation S-X.

     "Special Interest" has the meaning set forth in the form of face of the Global Security contained in Section 202 or the Definitive Registered Security in Section 203. Unless the context otherwise requires, references herein to "interest" on the Securities shall include Special Interest.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

     "Step-Down Date" has the meaning set forth in the form of face of the Global Security contained in Section 202 or the Definitive Registered Security in Section 203.

     "Step-Up" has the meaning set forth in the form of face of the Global Security contained in Section 202 or the Definitive Registered Security in
Section 203.

     "Sterling Securities" has the meaning set forth in the first paragraph of the RECITALS.

     "Subsidiary" of any Person means (i) a corporation more than 50% of the outstanding Voting Interest of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

     "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Taxes" has the meaning specified in Section 1016.

     "Total Consolidated Debt" means, at any date of determination, an amount equal to the aggregate amount of all Debt of the Company and its Restricted Subsidiaries outstanding as of the date of determination, determined on a consolidated basis.

     "Trade Obligation" of a Person means:

          (i) obligations of such Person to pay the purchase price of assets or services purchased in the ordinary course of business including, without limitation, obligations incurred in respect of any documentary letter of credit or bill of exchange issued in respect of any such purchase;

          (ii) obligations of such Person in respect of any bill of exchange or promissory note drawn, or accepted, issued or endorsed in the ordinary course of business, including, without limitation, indebtedness in respect of any monies raised by way of sale, discounting or otherwise in respect of any such bill or note; and

          (iii) obligations of such Person in respect of any guarantee of any obligation of the type specified in paragraph (i) or (ii) above, except to the extent that such obligation is treated as indebtedness under generally accepted accounting principles.

     "Trust Indenture Act" means the United States Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

     "U.S. Government Obligations" has the meaning specified in Section 1204.

     "Voting Interest" of any Person means Equity Securities of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

     "Weighted Average Life" means, as of the date of determination, with respect to any Debt or Disqualified Equity, the quotient obtained by dividing
(i) the sum of the products of the numbers of years from the date of determination to the dates of each successive scheduled principal payments of such Debt or redemption or repurchase payments on such Disqualified Equity and the amount of such principal payments or redemption or repurchase payments, by
(ii) the sum of all such principal value or redemption or repurchase payments.


     "Wholly Owned" means with respect to any Subsidiary or Restricted Subsidiary of any Person means a Subsidiary (or a Restricted Subsidiary) of such Person all of the outstanding Equity Securities or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiary (or Restricted Subsidiaries) of such Person or by such Person and one or more Wholly Owned Subsidiary (or Restricted Subsidiaries) of such Person.


SECTION 102. Compliance Certificates and Opinions.

     Upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor, as appropriate, shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such Counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishings of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.


SECTION 103. Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, respectively, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.


SECTION 104. Acts of Holders; Record Date.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company and the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company and the Guarantor, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.


     (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Definitive Registered Securities of either series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by such Holders. If not set by the Company prior to the first solicitation of a

Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders of Definitive Registered Securities of the relevant series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

     (d) The ownership of Definitive Registered Securities shall be proved by the Security Register.

     (e) In the case of a Global Security, its Holder shall be entitled to give or take, or vote on, any relevant action with respect to all or only a portion of the principal amount represented by such Global Security as of the record date fixed for Definitive Registered Securities, as indicated by Schedule A to such Global Security.

     (f) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

     (g) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.


SECTION 105. Notices, Etc., to Trustee, Company and Guarantor.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
     Attention: Corporation Trust Trustee Administration, or


          (2) the Company or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company or the Guarantor addressed to it at the address of its registered office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company or the Guarantor.

SECTION 106. Notice to Holders; Waiver.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, or in the case of any Global Security, at the address provided to the Trustee by the Holder thereof, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     Any request, demand, authorization, directive, notice, consent or waiver required or permitted under this Indenture shall be in the English language.

SECTION 107. Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. Until such time as this Indenture shall be qualified under the Trust Indenture Act, this Indenture, the Company, the Guarantor and the Trustee shall as a matter of contract be deemed for all purposes hereof to be subject to and governed by the Trust Indenture Act to the same extent as would be the case if this Indenture were so qualified on the date hereof.


SECTION 108. Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109. Successors and Assigns.

     All covenants and agreements in this Indenture by the Company or the Guarantor shall bind its successors and assigns, whether so expressed or not.


SECTION 110. Separability Clause.

     In case any provision in this Indenture or in the Securities or the Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


SECTION 111. Benefits of Indenture.

     Nothing in this Indenture or in the Securities or the Guarantees, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.


SECTION 112. Governing Law.

     This Indenture, the Securities and the Guarantees shall be governed by and construed in accordance with the laws of the State of New York.


SECTION 113. Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Purchase Date, or at the Stated Maturity, provided that no additional interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Purchase Date or Stated Maturity, as the case may be, on account of such delay.

SECTION 114. Agent for Service; Submission to Jurisdiction; Waiver of
Immunities.


     By the execution and delivery of this Indenture, the Company and the Guarantor each (i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed CT Corporation System as its authorized agent upon which process may be serviced in any suit or proceeding arising out of or relating to the Securities, the Guarantees or this Indenture that may be instituted in any Federal or State court in the Borough of Manhattan, The City of New York or brought under Federal or State securities laws or brought by the Trustee in its capacity as a trustee hereunder, and acknowledges that CT Corporation System has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding or any claim of inconvenient forum, and (iii) agrees that service of process upon CT Corporation System and written notice of said service to it (mailed or delivered to its Secretary at its registered office at the address specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee) shall be deemed in every respect effective service of process upon it in any such suit or proceeding. The Company and Guarantor further agree to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT Corporation System in full force and effect so long as this Indenture and the Guarantees shall be in full force and effect and so long as any of the Securities shall be outstanding.

     To the extent that either the Company or the Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its respective obligations under this Indenture and the Securities and the Guarantees to the fullest extent permitted by law.

SECTION 115. Conversion of Currency.

     The Company covenants and agrees that the following provisions shall apply to conversion of currency in the case of the Securities, the Guarantees and this Indenture:

          (a) (i) If for the purpose of obtaining judgment in, or enforcing the judgment of, any court in any country, it becomes necessary to convert into any other currency (the "judgment currency") an amount due in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public of public and private debts ("U.S. Dollars"), then the conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which the judgment is given or the order of enforcement is made, as the case may be (unless a court shall otherwise determine).

          (ii) If there is a change in the rate of exchange prevailing between the Business Day before the day on which the judgment is given or an order of enforcement is made, as the case may be (or such other date as a court shall determine), and the date of receipt of the amount due, the Company will pay such additional (or, as the case may be, such lesser) amount, if any, as may be necessary so that the amount paid in the judgment currency when converted at the rate of exchange prevailing on the date of receipt will produce the amount in U.S. Dollars originally due.


          (b) In the event of the winding-up of the Company at any time while any amount or damages owing under the Securities, the Guarantees and this Indenture, or any judgment or order rendered in respect thereof, shall remain outstanding, the Company shall indemnify and hold the Holders and the Trustees harmless against any deficiency arising or resulting from any variation in rates of exchange between (1) the date as of which the equivalent of the amount in U.S. Dollars due or contingently due under the Securities, the Guarantees and this Indenture (other than under this Subsection (b)) is calculated for the purposes of such winding-up and (2) the final date for the filing of proofs of claim in such winding-up. For the purpose of this Subsection (b), the final date for the filing of proofs of claim in the winding-up of the Company, shall be the date fixed by the liquidator or otherwise in accordance with the relevant provisions of applicable law as being the latest practicable date as at which liabilities of the Company or the Guarantor may be ascertained for such winding-up prior to payment by the liquidator or otherwise in respect thereto.

          (c) The term "rate(s) of exchange" shall mean the rate of exchange quoted by The Bank of New York at its central foreign exchange desk in its head office in New York, New York at 12:00 noon (New York City time) for purchases of U.S. Dollars with the judgment currency other than U.S. Dollars referred to in Subsections (a) and (b) above and includes any premiums and costs of exchange payable.

SECTION 116. Currency Equivalent.

     Except as provided in Section 115, for purposes of the construction of the terms of this Indenture or of the Securities or the Guarantees, in the event that any amount is stated herein in the currency of one nation (the "First Currency"), as of any date such amount shall also be deemed to represent the amount in the currency of any other relevant nation (the "Other Currency") which is required to purchase such amount in the First Currency at the rate of exchange quoted by The Bank of New York at its central foreign exchange desk in its head office in New York, New York at 12:00 noon (New York City time) on the date of determination.


                                  ARTICLE TWO

                          SECURITY AND GUARANTEE FORMS

SECTION 201. Forms Generally.

     The Securities, the Guarantees and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate legends, insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities or Guarantees, as the case may be, as evidenced by their execution of the Securities or Guarantees, as the case may be.

     Each Security shall have a Guarantee endorsed thereon. The definitive Securities, and Guarantees to be endorsed thereon, shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

     Securities of each series will be initially issued as one or more Global Securities. Each Global Security authenticated under this Indenture shall be in global bearer form, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

     Upon their original issuance, Rule 144A Securities and Initial Regulation S Securities of each series shall be issued in the form of separate Global Securities. The Global Securities representing Rule 144A Securities, together with their Successor Securities which are Global Securities other than Regulation S Global Securities, are collectively herein called the "Restricted Global Securities". The Global Securities representing Initial Regulation S Securities, together with their Successor Securities which are Global Securities other than Restricted Global Securities, are collectively herein called the "Regulation S Global Securities".


SECTION 202. Form of Face of Global Security.

                              DIAMOND HOLDINGS PLC

[If Sterling Security, then insert: 10%][If Dollar Security, then insert: 91/8%] SENIOR NOTES DUE FEBRUARY 1, 2008

  Guaranteed as to Payment of Principal, Interest and any other amounts due by
                        DIAMOND CABLE COMMUNICATIONS PLC

No. ___________________

     ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1267(a) OF THE UNITED STATES INTERNAL REVENUE CODE.


     [Legend if Security is a Restricted Security:


     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED

INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS. THIS SECURITY AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THIS SECURITY TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS SECURITY SHALL BE DEEMED, BY THE ACCEPTANCE HEREOF, TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT. EACH PURCHASER OF THIS SECURITY OR ANY INTEREST HEREIN IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.]

     [Legend if the Security is a Regulation S Security:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

     [Legend if Security is not an Exchange Security:

     THE HOLDER OF THIS SECURITY IS SUBJECT TO, AND ENTITLED TO THE BENEFITS OF, THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, DATED FEBRUARY 6, 1998, AMONG THE COMPANY, THE GUARANTOR AND THE PARTIES REFERRED TO THEREIN.]

     Diamond Holdings plc, a public limited company duly incorporated under the laws of England and Wales with registered number 3483724 (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to bearer upon presentation and surrender the principal sum indicated on Schedule A hereof on February 1, 2008 and to pay interest thereon from February 6, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on August 1 and February 1 in each year, commencing August 1, 1998, at the rate of [if Sterling Security, then insert:
10%] [if Dollar Security, then insert: 9 1/8%] per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of [if Sterling Security, then insert: 10%] [if Dollar Security, then insert: 9 1/8%] per annum on any overdue principal and premium and on any overdue installment of interest until paid as specified on the reverse hereof.


     [If Original Security, then insert: provided, however, that if (i) the Company has not filed a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), registering a security substantially identical to this Security (except that such Security will not contain terms with respect to the Special Interest payments described below or legends reflecting transfer restrictions) pursuant to an exchange offer (the "Exchange Offer") (the "Exchange Registration Statement") (or, if applicable, a registration statement registering this Security for resale (a "Resale Registration Statement")) by May 7, 1998, or (ii) the Exchange Registration Statement relating to the Exchange Offer (or, if applicable, a Resale Registration Statement) has not become or been declared effective by August 5, 1998, or (iii) either the Exchange Registration Statement or, if applicable, the Resale Registration Statement is filed and declared effective but shall thereafter cease to be effective (except as specifically permitted pursuant to the agreement referred to below) without being succeeded promptly by an additional registration statement filed and declared effective, in each case
(i) through (iii) upon the terms and conditions set forth in the Exchange and Registration Rights Agreement (the "Exchange and Registration Rights Agreement"), dated as of February 6, 1998, among the Company, the Guarantor and the other parties referred to therein (each such event referred to in clauses (i) through (iii), a "Registration Default"), then interest will accrue (in addition to any stated interest on the Securities) (the "Step-Up") at a rate of 0.5% per annum, determined daily, on the principal amount of the Securities, for the period from the occurrence of the Registration Default until such time (the "Step-Down Date") as no Registration Default is in effect. Interest accruing as a result of the Step-Up is referred to herein as "Special Interest." Accrued Special Interest, if any, shall be paid semi-annually on August 1 and February 1 in each year; and the amount of accrued Special Interest shall be determined on the basis of the number of days during which such Registration Default is in effect. The Company shall provide the Trustee with written notice of the date of any Registration Default and the Step-Down Date. Any accrued and unpaid interest (including Special Interest) on this Security upon the issuance of an Exchange Security (as defined in the Indenture) in exchange for this Security shall cease to be payable to the Holder hereof but such accrued and unpaid interest (including Special Interest) shall be payable on the next Interest Payment Date for such Exchange Security to the Holder thereof on the related Regular Record Date.]

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Security is transferable by delivery.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:


                                     DIAMOND HOLDINGS PLC



                                     By ________________________________
                                       Title:

SECTION 203. Form of Face of Definitive Registered Security.

                              DIAMOND HOLDINGS PLC

     [If Sterling Security, then insert: 10%][If Dollar Security, then insert:
9 1/8%] SENIOR NOTES DUE FEBRUARY 1, 1998

             Guaranteed as to Payment of Principal and Interest by
                        DIAMOND CABLE COMMUNICATIONS PLC


 No. __________  [If Sterling Security, then insert: L.                 ]
                 [If Dollar Security, then insert:   $                  ]


     ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1267(a) OF THE UNITED STATES INTERNAL REVENUE CODE.


     [Legend if Security is a Restricted Security:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS. THIS SECURITY AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THIS SECURITY TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS SECURITY SHALL BE DEEMED, BY THE ACCEPTANCE HEREOF, TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT. EACH PURCHASER OF THIS SECURITY OR ANY INTEREST HEREIN IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.]

     [Legend if the Security is a Regulation S Security:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

     [Legend if Security is not an Exchange Security:

     THE HOLDER OF THIS SECURITY IS SUBJECT TO, AND ENTITLED TO THE BENEFITS OF THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, DATED FEBRUARY 6, 1998, AMONG THE COMPANY, THE GUARANTOR AND THE PARTIES REFERRED TO THEREIN.]

     Diamond Holdings plc, a public limited company duly incorporated under the laws of England with registered number 3483724 (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________________, or registered assigns, the principal sum of
_____________________ [if Sterling Security, then insert: British Pounds Sterling] [if Dollar Security, then insert: United States Dollars] on February 1, 2008 and to pay interest thereon from February 6, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on August 1 and February 1 each year, commencing August 1, 1998, at the rate of [if Sterling Security, then insert: 10%] [if Dollar Security, then insert: 9 1/8%] per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of [if Sterling Security, then insert: 10%] [if Dollar Security, then insert: 9 1/8%] per annum on any overdue principal and premium and on any overdue installment of interest until paid as specified on the reverse hereof.


     [If Original Security, then insert: provided, however, that if (i) the Company has not filed a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), registering a security substantially identical to this Security (except that such Security will not contain terms with respect to the Special Interest payments described below or legends reflecting transfer restrictions) pursuant to an exchange offer (the "Exchange Offer") (the "Exchange Registration Statement") (or, if applicable, a registration statement registering this Security for resale (a "Resale Registration Statement")) by May 7, 1998, or (ii) the Exchange Registration Statement relating to the Exchange Offer (or, if applicable, a Resale Registration Statement) has not become or been declared effective by August 5, 1998, or (iii) either the Exchange Registration Statement or, if applicable, the Resale Registration Statement is filed and declared effective but shall thereafter cease to be effective (except as specifically permitted pursuant to the agreement referred to below) without being succeeded promptly by an additional registration statement filed and declared effective, in each case
(i) through (iii) upon the terms and conditions set forth in the Exchange and Registration Rights Agreement (the "Exchange and Registration Rights Agreement"), dated as of February 6, 1998, among the

Company, the Guarantor and the other parties referred to therein (each such event referred to in clauses (i) through (iii), a "Registration Default"), then interest will accrue (in addition to any stated interest on the Securities) (the "Step-Up") at a rate of 0.5% per annum, determined daily, on the principal amount of the Securities, for the period from the occurrence of the Registration Default until such time (the "Step-Down Date") as no Registration Default is in effect. Interest accruing as a result of the Step-Up is referred to herein as "Special Interest." Accrued Special Interest, if any, shall be paid semi-annually on August 1 and February 1 in each year; and the amount of accrued Special Interest shall be determined on the basis of the number of days during which such Registration Default is in effect. The Company shall provide the Trustee with written notice of the date of any Registration Default and the Step-Down Date. Any accrued and unpaid interest (including Special Interest) on this Security upon the issuance of an Exchange Security (as defined in the Indenture) in exchange for this Security shall cease to be payable to the Holder hereof but such accrued and unpaid interest (including Special Interest) shall be payable on the next Interest Payment Date for such Exchange Security to the Holder thereof on the related Regular Record Date.]

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the July 15 or January 15 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the [if Sterling Security, then insert: United Kingdom] [if Dollar Security, then insert: United States of America] as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.


     [If Sterling Security, then insert: In the event that a single European currency is adopted in substitution for the national currency of the United Kingdom, the regulations of the European Commission relating to such currency shall apply to this Security. The circumstances and consequences described in this paragraph entitle neither the Company nor the Holder hereof to early redemption, rescission, notice or repudiation of the terms and conditions of this Security or the Indenture or to raise other defenses or to request any compensation claim, nor will they affect any of the other obligations of the Company or the Guarantor under this Security and the Indenture.]

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:


                                     DIAMOND HOLDINGS PLC



                                     By: _________________________________
                                         Title:


SECTION 204. Form of Reverse of Security.

     This Security is one of a duly authorized issue of Securities of the Company designated as its [if Sterling Security, then insert: 10%][If Dollar Security, then insert: 9 1/8%] Senior Notes due February 1, 2008 (herein called the "Securities"), limited in aggregate principal amount to [if Sterling Security, then insert: L135,000,000][If Dollar Security, then insert:
U.S.$110,000,000], issued and to be issued under an Indenture, dated as of February 6, 1998 (herein called the "Indenture"), among the Company, the Guarantor and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.


     All payments made by the Company or the Guarantor under or with respect to this Security or the Guarantee will be made free and clear of and without withholding or deduction for or on account of any present or future taxes, duties, assessments or other governmental charges of whatever nature unless the withholding or deduction is then required by law. If any withholding or deduction for or on account of any present or future taxes, assessments or other governmental charges of the United Kingdom or any political subdivision or taxing authority thereof or therein ("Taxes") shall at any time be required in respect of any amounts to be paid by the Company or the Guarantor under this Security, the Company or the Guarantor, as the case may be, will pay such additional amounts ("Additional Amounts") as may be necessary so that the net amount (including Additional Amounts) received by the Holder of this Security after such withholding or deduction will not be less than the amount the Holder would have received if such Taxes had not been required to be withheld or deducted; provided that the foregoing obligation to pay Additional Amounts shall not apply to (a) any Taxes that would not have been so imposed but for the existence of any present or former connection between such Holder and the United Kingdom (other than the mere receipt of such payment or the ownership or holding outside of the United Kingdom of this Security); (b) any estate, inheritance, gift, sales, excise, transfer, personal property tax or similar tax, assessment or governmental charge; or (c) any Taxes payable otherwise than by deduction or withholding from payments of principal of (or premium, if any, on) or interest (including Special Interest, if any) on this Security; nor will Additional Amounts be paid
(i) if the payment could have been made by or through another paying agent without such deduction or withholding, (ii) if the payment could have been made without such deduction or withholding had the Holder of this Security or, if different, the beneficiary of the payment complied with a request of the Company or the Guarantor made upon reasonable notice prior to such payment, or any other Person through whom payment may be made, addressed or otherwise provided to such Holder or beneficiary to provide information, documents or other evidence concerning the nationality, residence, identity or connection with the taxing jurisdiction of such Holder or beneficiary which is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, (iii) with respect to any payment of principal of (or premium, if any, on) or interest (including Special Interest, if any) on this Security to any Holder that is a fiduciary or partnership or Person other than the sole beneficial owner of such payment, to the extent that such payment would be required by the laws of the U.K. (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such a partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the actual Holder of this Security or (iv) if the payment is in respect of a Definitive Registered Security issued (or whose Predecessor Security was issued) at the request of a Holder (including following an Event of Default) and at the time the payment is made Definitive Registered Securities have not been issued for the entire principal amount of the Securities. The foregoing provisions shall survive any termination or discharge of the Indenture and shall apply mutatis mutandis to withholding or deduction for or on account of any present or future taxes, assessments or other governmental charges of any jurisdiction in which any successor Person to the Company or the Guarantor, as the case may be, is organized, or any political subdivision or taxing authority or agency thereof or therein. The Company will use commercially reasonable efforts to facilitate administrative actions necessary to assist Holders to obtain any refund of or credit against withholding taxes for which Additional Amounts are not paid as a result of the proviso in the second preceding sentence. Except as otherwise stated, all references in this Security to principal or interest (including Special Interest, if any) on this Security or to any amounts payable under the Guarantee shall include any Additional Amounts payable by the Company or the Guarantor, as the case may be, pursuant to this paragraph.

     The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, at any time on or after February 1, 2003, as a whole or in part, at the option of the Company; provided that the Company may not give a notice of redemption (i) more than four times in any year or (ii) in respect of the redemption of less than [If Sterling Security, then insert:
L.5][If Dollar Security, then insert: $5] million in principal amount of the Securities. Such redemption will be at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed during the 12-month period beginning February 1 of the years indicated,

[If Sterling Security, then insert:


Year                      Redemption Price
---------                 ----------------
2003....................  105%
2004....................  103.333%
2005....................  101.667%
2006 and thereafter.....  100%]

[If Dollar Security, then insert:


Year                      Redemption Price
--------                  ----------------
2003....................  104.562%
2004....................  103.042%
2005....................  101.521%
2006 and thereafter.....  100%]

together in the case of any such redemption with accrued and unpaid interest, including Special Interest, if any, to the Redemption Date, and any Additional Amounts due, [insert in the case of a Definitive Registered Security "but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture"].

     The Securities do not have the benefit of any sinking fund obligations.

     In the event of redemption or purchase pursuant to an Offer to Purchase of this Security in part only, a new Security or Securities for the unredeemed or unpurchased portion hereof will be issued [insert "to the bearer hereof" in the case of a Global Security, otherwise insert "in the name of the Holder hereof"] upon the cancellation hereof.


     If an Event of Default shall occur and be continuing, there may be declared due and payable the principal amount of the Securities, in the manner and with the effect provided in the Indenture. Such principal amount shall bear interest at the rate of [if Sterling Security, then insert: 10%][if Dollar Security, then insert: 9 1/8%] per annum from the most recent Interest Payment Date to which interest has been paid or duly provided for. Upon payment of (i) the principal amount so declared due and payable and any overdue installment of interest, (ii) interest on the principal amount and (iii) as provided on the face hereof, interest on any overdue installment of interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's and the Guarantor's obligations in respect of the payment of the principal of and interest on the Securities shall terminate.

     The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, as a whole, but not in part, at the election of the Company at any time at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption with accrued and unpaid interest, including Special Interest, if any, and any Additional Amounts due, to the Redemption Date [insert in the case of the Definitive Registered
Security: but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture], if (a) the Company is required to issue Definitive Registered Securities after using all reasonable efforts to avoid having to issue such Definitive Registered Securities and the Company is or would be so required in the absence of any applicable tax treaty on the next succeeding Interest Payment Date to pay Additional Amounts with respect to the Securities or (b) the Company has become or would become obligated in the absence of any applicable tax treaty to pay, on the next date on which any amount would be payable with respect to the Securities, any Additional Amounts as a result of any amendment to, or change in, the laws (or any rules or regulations thereunder) of the United Kingdom or any political subdivision or taxing authority thereof or therein (or, in the case of Additional Amounts payable by a successor Person to the Company or the Guarantor, as the case may be, of the jurisdiction in which such successor Person is organized or any political subdivision or taxing authority thereof or therein), or any amendment to, or change in any official interpretation or application of such laws or rules or regulations or any execution of or amendment to any treaty affecting taxation to which the United Kingdom or such political subdivision or taxing authority (or such other jurisdiction or political subdivision or taxing authority) is a party, which amendment or change or execution becomes effective on or after the date of the Indenture (or, in the case of Additional Amounts payable by a successor Person to the Company or the Guarantor, as the case may be, the date on which such successor Person became such pursuant to the applicable provisions of the Indenture unless as of such date the relevant tax authority had publicly announced that such amendment or change or execution was to occur after such date) and such obligation cannot be avoided by the use of all commercially reasonable measures available to the Company or the Guarantor; provided, however, that (1) no such notice of redemption may be given earlier than 90 days prior to the earliest date on which the Company or the Guarantor would be obligated to pay such Additional Amounts were a payment in respect of the Securities then due, and (2) at the time such notice of redemption is given, such obligation to pay such Additional Amounts remains in effect.

     The Indenture provides that, subject to certain conditions, if (i) certain Excess Proceeds are available to the Company as a result of Asset Dispositions or (ii) a Change of Control occurs, the Company shall be required to make an Offer to Purchase for all or a specified portion of the Securities.

     In the event of redemption (or purchase pursuant to an Offer to Purchase) of this Security in part only, a new Security or Securities for the unredeemed (or unpurchased) portion hereof will be issued in the name of the Holder hereof upon cancellation hereof.

     The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

     Unless the context otherwise requires, the Original [if Sterling Security, then insert: Sterling] [if Dollar Security, then insert: Dollar] Securities (as defined in the Indenture) and the Exchange [if Sterling Security, then insert:
Sterling] [if Dollar Security, then insert: Dollar] Securities (as defined in the Indenture) shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers, redemptions and Offers to Purchase.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the [if Sterling Security, then insert: Sterling] [if Dollar Security, then insert: Dollar] Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the [if Sterling Security, then insert: Sterling] [if Dollar Security, then insert:
Dollar] Securities at the time Outstanding, on behalf of the Holders of all the [if Sterling Security, then insert: Sterling] [if Dollar Security, then insert:
Dollar] Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     [In the case of a Definitive Registered Security, insert the following paragraph: As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.]

     [In the case of a Definitive Registered Security, insert the following paragraph: In the event of redemption (or purchase pursuant to an Offer to Purchase) of this Security in part only, a new Security or Securities for the unredeemed (or unpurchased) portion hereof will be issued in the name of the Holder hereof upon cancellation hereof.]

     The Securities are issuable only without coupons in denominations of [if Sterling Security, then insert: L.1,000] [if Dollar Security, then insert:
$1,000] and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     [In the case of Definitive Registered Security, insert the following paragraph: Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.]

     [If a Global Security, then insert: The bearer of this Security may be treated as the owner of it for all purposes.]

     Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

     No director, officer, employee, incorporator or shareholder of the Company or the Guarantor shall have any liability as such for any obligations of the Company or the Guarantor under the Securities or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Securities by accepting a Security waives and releases all such liability; provided that such waiver will not release any person from liability for fraud or criminal acts. The waiver and release are part of the consideration for issuance of the Securities.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                       OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Security purchased in its entirety by the Company pursuant to Section 1014 or 1015 of the Indenture, check the box:

     If you want to elect to have only a part of this Security purchased by the Company pursuant to Section 1014 or 1015 of the Indenture, state the amount:
[if Sterling Security, then insert: L._______] [if Dollar Security, then insert U.S.$________].



Dated:                 [Your Signature: ________________________________
                                        (Sign exactly as name appears
                                        on the other side of this Security)]



[Attach the following Schedule A in the case of a Global Security:]

                                   SCHEDULE A

                          SCHEDULE OF PRINCIPAL AMOUNT

     The initial principal amount of this Security shall be [if Sterling Security, then insert: L.-] [if Dollar Security, then insert: $-.] The following decreases/increases in the principal amount of this Security have been made:


                                                        Total Principal
Date of                                                 Amount Following      Notation Made by or
Decrease/   Decrease in           Increase in           such                  on Behalf of
Increase    Principal Amount      Principal Amount      Decrease/Increase     Trustee
---------   --------------------  --------------------  --------------------  --------------------

----------  ----------            ----------            ----------------      ----------

----------  ----------            ----------            ----------------      ----------

----------  ----------            ----------            ----------------      ----------

----------  ----------            ----------            ----------------      ----------

----------  ----------            ----------            ----------------      ----------

----------  ----------            ----------            ----------------      ----------

----------  ----------            ----------            ----------------      ----------

----------  ----------            ----------            ----------------      ----------

----------  ----------            ----------            ----------------      ----------

----------  ----------            ----------            ----------------      ----------

----------  ----------            ----------            ----------------      ----------

----------  ----------            ----------            ----------------      ----------

----------  ----------            ----------            ----------------      ----------

----------  ----------            ----------            ----------------      ----------

----------  ----------            ----------            ----------------      ----------

----------  ----------            ----------            ----------------      ----------

----------  ----------            ----------            ----------------      ----------


SECTION 205. Form of Trustee's Certificate of Authentication.

     This is one of the Securities referred to in the within-mentioned
Indenture.

Dated:


                                             The Bank of New York,
                                             as Trustee


                                             By ____________________
                                             Authorized Signatory

SECTION 206. Form of Guarantee.

                                   GUARANTEE

     For value received, the Guarantor (hereinafter referred to as the "Guarantor", which term includes any successor or additional Guarantor under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed, and to the Trustee on behalf of each such Holder, (a) the due and punctual payment of the principal of (and premium, if any) and interest and any other amounts due on such Security when and as the same shall become due and payable, whether at the Stated Maturity or interest payment date, by acceleration, call for redemption, purchase or otherwise, (b) the due and punctual payment of interest on the overdue principal of (and premium, if any) and (if lawful) interest and any other amounts due on the Securities, (c) the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in the Security upon which this Guarantee is endorsed and in the Indenture, and (d) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at the Stated Maturity or interest payment date, by acceleration, call for redemption, purchase or otherwise. In case of the failure of the Company punctually to make any such payment, the Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or interest payment date, by acceleration, call for redemption, purchase or otherwise, and as if such payment were made by the Company.


     The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of the validity, regularity or enforceability of such Security or the Indenture or the obligations evidenced thereby, the absence of any action to enforce the same, any waiver or consent by the Holder of such Security or by the Trustee or either of them with respect to any provisions thereof or of the Indenture, the obtaining of any judgment against the Company or any action to enforce the same, any claim, set-off or other rights the Guarantor may have at any time against the Company, the Trustee or any holder of any Security or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor, provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security, or increase any interest rate thereon, or increase any premium payable upon redemption thereof. The Guarantor hereby waives to the fullest extent permitted by law the benefits of diligence, presentment, demand of payment, any requirement that the Trustee or any of the Holders protect, secure, perfect or insure any security interest in or other Lien on any property subject thereto or exhaust any right or take any action against the Company or any other Person, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in such Security and in this Guarantee. The Guarantor hereby agrees that, in the event of a default in payment of principal (or premium, if any) or interest or any other amounts due on such Security, whether at its Stated Maturity, by acceleration, call for redemption, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in the Indenture, directly against the Guarantor to enforce this Guarantee without first proceeding against the Company. The Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities, or to enforce or exercise any other right or remedy with respect to the Securities, the Guarantor agrees to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

     No reference herein to the Indenture and no provision of this Guarantee or of the Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal (and premium, if any) and interest and any other amounts due on the Security upon which this Guarantee is endorsed.

     The Guarantor shall be subrogated to all rights of the Holder of this Security against the Company in respect of any amounts paid by the Guarantor on account of this Security pursuant to the provisions of its Guarantee or the Indenture; provided, however, that the Guarantor shall not be entitled to enforce or receive any payments arising out of, or based upon, such right of subrogation until the principal (and premium, if any) and interest and any other amounts due on this Security and all other Securities issued under the Indenture shall have been paid in full.


     This Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     The Guarantor shall be released from this Guarantee upon the terms and subject to certain conditions provided in the Indenture.

     All terms used in this Guarantee which are defined in the Indenture referred to in the Security upon which this Guarantee is endorsed shall have the meanings assigned to them in such Indenture.

     This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Guarantee is endorsed shall have been executed by the Trustee under the Indenture by manual signature.

     Reference is made to Article Thirteen of the Indenture for further provisions with respect to this Guarantee.

     THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed.

Dated:


                                        DIAMOND CABLE
                                        COMMUNICATIONS PLC
                                          As Guarantor


                                        By_______________________
                                          Title:


Attest:




_________________________
       [Title]

                                 ARTICLE THREE

                                 THE SECURITIES

SECTION 301. Title and Terms.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to pound sterling 135,000,000 aggregate principal amount of Sterling Securities and $110,000,000 aggregate principal amount of Dollar Securities, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906 or 1108 or in connection with an Offer to Purchase pursuant to Section 1014 or 1015.

     The Company may issue Exchange Securities of each series from time to time pursuant to an Exchange Offer or otherwise in authorized denominations in exchange for a like principal amount of Original Securities of the same series. Upon any such exchange the Original Securities shall be cancelled in accordance with Section 309 and shall no longer be deemed Outstanding for any purpose. In no event shall the aggregate principal amount of Original Securities and Exchange Securities Outstanding exceed pound sterling 135,000,000 aggregate principal amount of Sterling Securities and $110,000,000 aggregate principal amount of Dollar Securities.

     The Sterling Securities shall be known and designated as the "pound sterling 135,000,000 10% Senior Notes due February 1, 2008" of the Company, and the Dollar Securities shall be known and designated as the "$110,000,000 9 1/8% Senior Notes due February 1, 2008" of the Company. The Stated Maturity of each shall be February 1, 2008. The Sterling Securities shall bear interest at the rate of 10% per annum, and the Dollar Securities shall bear interest at the rate of 9 1/8% per annum, each from February 6, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on February 1 and August 1, commencing August 1, 1998 until the principal thereof is paid or made available for payment; provided, however, with respect to Original Securities, if there has been a Registration Default, a Step-Up will occur and the Original Securities will from then bear Special Interest until the Step-Down Date. Accrued Special Interest, if any, shall be paid in cash in arrears semi-annually on February 1 and August 1 in each year, and the amount of accrued Special Interest shall be determined on the basis of the number of days actually elapsed and computed as provided in
Section 310.

     The principal of and interest on, and all amounts payable under, the Securities shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, and in London, England, maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     The Securities shall be subject to repurchase by the Company pursuant to an Offer to Purchase as provided in Sections 1014 and 1015.

     The Securities shall be redeemable as provided in Article Eleven.

     The Securities shall be subject to defeasance at the option of the Company as provided in Article Twelve.

     The Securities shall be Guaranteed by the Guarantor as provided in Article Thirteen.

     Unless the context otherwise requires, the Original Sterling Securities and the Exchange Sterling Securities shall constitute one series, and the Original Dollar Securities and the Exchange Dollar Securities shall constitute one series, for all purposes under the Indenture, including without limitation, amendments, waivers, redemptions, Acts of Holders and Offers to Purchase.


SECTION 302. Denominations.

     The Securities shall be issuable only in global bearer or in definitive registered form without coupons and in denominations of L.1,000, in the case of the Sterling Securities and, $1,000, in the case of the Dollar Securities, principal amount and in each case, any integral multiple thereof.


SECTION 303. Execution, Authentication, Delivery and Dating.

     The Securities shall be executed on behalf of the Company by its Chief Executive Officer, its Chief Financial Officer or one of its Directors. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company and having endorsed thereon the Guarantees executed by the Guarantor to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities with the Guarantees endorsed thereon; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities with the Guarantees endorsed thereon as in this Indenture provided and not otherwise.

     Each Security shall be dated the date of its authentication.


     No Security or Guarantee endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the

Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.


SECTION 304. Temporary Securities.

     Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities with the Guarantee, executed by the Guarantor, endorsed thereon which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

     If temporary Securities are issued, the Company will cause definitive Securities with the Guarantee, executed by the Guarantor, endorsed thereon to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series with the Guarantee, executed by the Guarantor, endorsed thereon of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.


SECTION 305. Transfer and Exchange.

     (a) Registration, Registration of Transfer and Exchange Generally.

     Transfer of a Global Security shall be by delivery.


     A Global Security of either series shall be exchanged by the Company (with authentication by the Trustee) for one or more Definitive Registered Securities of the same series, if the Holder so requests, provided, that such Definitive Registered Securities and such Global Security after such exchange shall be in authorized denominations. In addition, if at any time the Company in its sole discretion determines, any Global Security shall be exchanged (in whole but not in part) for one or more Definitive Registered Securities of the same series. Whenever all of a Global Security is exchanged for one or more Definitive Registered Securities it shall be surrendered by the Holder thereof to the Trustee for cancellation. Whenever a part of a Global Security is exchanged for one or more Definitive Registered Securities, such Global Security shall be surrendered by the Holder thereof to the Trustee who shall cause an adjustment to be made to Schedule A of such Global Security such that the principal amount of such Global Security will be reduced by the portion of such Global

Security so exchanged for Definitive Registered Securities. All Definitive Registered Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Holder of the Global Security shall instruct the Trustee. Every Security authenticated and delivered in exchange for or in lieu of, a Global Security or any portion thereof, pursuant to Section 304, 306, 906 or 1108 or in accordance with any Offer to Purchase pursuant to Section 1014 or 1015 hereof or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security. A Global Security may not be exchanged for another Security other than as provided in this paragraph.

     The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Definitive Registered Securities of each series and of transfers of Definitive Registered Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Definitive Registered Securities and transfers of Definitive Registered Securities as herein provided. Such Security Register of Definitive Registered Securities shall distinguish between Sterling Securities and Dollar Securities and between Original Securities and Exchange Securities.

     Upon surrender for registration of transfer of any Definitive Registered Security of either series at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Definitive Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, each such Security having endorsed thereon the Guarantee executed by the Guarantor and bearing such legends reflecting restrictions as may be required by this Indenture.

     Subject to Section 305(b), at the option of the Holder, Definitive Registered Securities of one series may be exchanged for other Definitive Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount, and having the Guarantees endorsed thereon executed by the Guarantor, upon surrender of the Definitive Registered Securities to be exchanged at such office or agency. Whenever any Definitive Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Definitive Registered Securities which the Holder making the exchange is entitled to receive and the Guarantor shall execute the Guarantees endorsed thereon.

     All Definitive Registered Securities issued upon any registration of transfer or exchange of Definitive Registered Securities and the Guarantees endorsed thereon shall be the valid obligations of the Company and the Guarantor, evidencing the same debt and Guarantees, and (subject to the provisions in the Original Securities regarding the payment of Special Interest) entitled to the same benefits under this Indenture, as the Definitive Registered Securities and the Guarantees endorsed thereon surrendered upon such registration of transfer or exchange.

     Every Definitive Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

     In the event that the Company delivers to the Trustee a copy of an Officers' Certificate certifying that a registration statement under the Securities Act with respect to the Exchange Offer has been declared effective by the Commission and that the Company has offered Exchange Securities to the Holders in accordance with the Exchange Offer, the Trustee shall exchange, upon request of any Holder, such Holder's Securities for Exchange Securities upon the terms set forth in the Exchange Offer.

     Subject to Section 305(b), the Holder of a Global Security of either series may increase the principal amount of the Global Security held by it by surrendering any Definitive Registered Security of the same series registered in its name to the Registrar for cancellation. Upon surrender of such Definitive Registered Security, the Registrar shall forward such Definitive Registered Security to the Trustee for cancellation and the Trustee shall make a notation on Schedule A of the Global Security held by such Holder to increase the principal amount of such Global Security by an amount equal to the principal amount of the Definitive Registered Security surrendered for cancellation.

     No service charge shall be made for any registration of transfer or exchange of Definitive Registered Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Definitive Registered Securities, other than exchanges pursuant to Section 304, 306, 906 or 1108 or in accordance with any Offer to Purchase pursuant to
Section 1014 or 1015 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange any Definitive Registered Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Definitive Registered Security so selected for redemption in whole or in part, except the unredeemed portion of any Definitive Registered Security being redeemed in part.


     (b) Certain Transfers and Exchanges. Notwithstanding any other provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a

Global Security of the kinds specified in this Section 305(b) shall be made only in accordance with this Section 305(b).

          (i) Restricted Global Security to Regulation S Global Security. If the Holder of the Restricted Global Security of either series wishes at any time to transfer such Security in whole or in part to the Holder of the Regulation S Global Security of the same series, such transfer may be effected only in accordance with the provisions of this Clause (b)(i) and Clause (b)(vii) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Holders of the Regulation S Global Security of either series and the Restricted Global Security of the same series directing that the principal amount represented by such Regulation S Global Security be increased by a specified amount and that the principal amount represented by such Restricted Global Security be reduced by an equal amount and (B) a Regulation S Certificate, satisfactory to the Trustee and duly executed by the Holder of such Restricted Global Security or his attorney in fact duly authorized in writing, then the Trustee, as Security Registrar but subject to Clause (b)(vii) below, shall reduce the principal amount of such Restricted Global Security and increase the principal amount of such Regulation S Global Security by such specified principal amount as provided in Section 305(c).

          (ii) Regulation S Global Security to Restricted Global Security. If the Holder of the Regulation S Global Security of either series wishes at any time to transfer such Security in whole or in part to the Holder of the Restricted Global Security of the same series, such transfer may be effected only in accordance with this Clause (b)(ii) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Holders of the Regulation S Global Security of either series and the Restricted Global Security of the same series directing that the principal amount represented by such Regulation S Global Security be reduced by a specified amount and that the principal amount represented by such Restricted Global Security be increased by an equal amount and (B) if such transfer is to occur during the Restricted Period, a Restricted Securities Certificate, satisfactory to the Trustee and duly executed by the Holder of such Regulation S Global Security or his attorney in fact duly authorized in writing, then the Trustee, as Security Registrar, shall reduce the principal amount of such Regulation S Global Security and increase the principal amount of such Restricted Global Security by such specified principal amount as provided in Section 305(c). If transfers under this Section 305(b)(ii) occur after the Restricted Period, no Restricted Securities Certificates will be required.


          (iii) Restricted Non-Global Security to Restricted Global Security or Regulation S Global Security. If the Holder of a Definitive Registered Security, of either series, that is a Restricted Security wishes at any time to transfer all or any portion of such Security to the Holder of the Restricted Global Security of the same series or the Regulation S Global Security of the same series, such transfer may be effected only in accordance with the provisions of this Clause (b)(iii) and Clause (b)(vii) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) such Definitive Registered Security as provided in



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





     Section 305(a) and instructions satisfactory to the Trustee directing that the principal amount of the Restricted Global Security or Regulation S Global Security be increased by a specified principal amount not greater than the principal amount of such Definitive Registered Security and (B) a Restricted Securities Certificate, if the principal amount of the Restricted Global Security is to be increased, or a Regulation S Certificate, if the principal amount of the Regulation S Global Security is to be increased, in either case satisfactory to the Trustee and duly executed by such Holder or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to Clause (b)(vii) below, shall cancel such Definitive Registered Security (and issue a new Definitive Registered Security in respect of any untransferred portion thereof) as provided in Section 305(a) and increase the principal amount of the Restricted Global Security or the Regulation S Global Security, as the case may be, by the specified principal amount as provided in Section 305(c).

          (iv) Regulation S Non-Global Security to Restricted Global Security or Regulation S Global Security. If the Holder of a Definitive Registered Security, of either series, that is a Regulation S Security wishes at any time to transfer all or any portion of such Security to the Holder of the Restricted Global Security of the same series or the Regulation S Global Security of the same series, such transfer may be effected only in accordance with this Clause (b)(iv) and Clause (b)(vii) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) such Definitive Registered Security as provided in
     Section 305(a) and instructions satisfactory to the Trustee directing that the principal amount of the Restricted Global Security or Regulation S Global Security be increased by a specified principal amount not greater than the principal amount of such Definitive Registered Security and (B) if the transfer is to occur during the Restricted Period and the principal amount of the Restricted Global Security is to be increased, a Restricted Securities Certificate satisfactory to the Trustee and duly executed by such Holder or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to Clause (b)(vii) below, shall cancel such Security (and issue a new Definitive Registered Security in respect of any untransferred portion thereof) as provided in Section 305(a) and increase the principal amount of the Restricted Global Security or the Regulation S Global Security, as the case may be, by the specified principal amount as provided in Section 305(c).


          (v) Definitive Registered Security to Definitive Registered Security. A Definitive Registered Security of either series may be transferred, in whole or in part, to a Person who takes delivery in the form of another Definitive Registered Security of the same series as provided in Section 305(a), provided that, if the Security to be transferred in whole or in part is a Restricted Security, or is a Regulation S Security and the transfer is to occur during the Restricted Period, then the Trustee shall have received (A) a Restricted Securities Certificate, satisfactory to the Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Restricted Security, or (B) a Regulation S Certificate, satisfactory to the Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the

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






     transferee Holder shall take delivery in the form of a Regulation S Security (subject in each case to Section 305(c)).

          (vi) Exchanges between Global Security and Definitive Registered Security. A Global Security (in whole or part) may be exchanged for one or more Definitive Registered Securities as provided in Section 305, provided that, if such Global Security is a Restricted Global Security, or if such Global Security is a Regulation S Global Security and such exchange is to occur during the Restricted Period, then such Global Security shall be exchanged for one or more Restricted Securities (subject in each case to Section 305(c)). A Definitive Registered Security may be transferred to the Holder of a Global Security only if (A) such transfer is effected in accordance with Clause (b)(iii) or (iv) above or (B) such Security is a Regulation S Security and such transfer occurs after the Restricted Period.

     The Company shall notify the Trustee promptly of the expiration of the Restricted Period. Such notification shall be in the form of Annex D hereto.

     (c) Securities Act Legends. Rule 144A Securities and their Successor Securities shall bear a Restricted Securities Legend, and Initial Regulation S Securities and their Successor Securities shall bear a Regulation S Legend, subject to the following:

          (i) subject to the following Clauses of this Section 305(c), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Securities Act Legend borne by such Global Security while represented thereby;

          (ii) subject to the following Clauses of this Section 305(c), a new Definitive Registered Security which is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Security, provided that, if such new Definitive Registered Security is required pursuant to Section 305(b)(v) or (vi) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Definitive Registered Security is so required to be issued in the form of a Regulation S Security, it shall bear a Regulation S Legend;

          (iii) SEC Registered Securities shall not bear a Securities Act
     Legend,

          (iv) after the applicable Rule 144(k) restricted period, a new Definitive Registered Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Definitive Registered Security or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Securities Certificate, satisfactory to the Trustee and duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Definitive Registered Security in exchange for or in lieu of such other Definitive Registered Security as provided in this Article Three,


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




          (v) a new Definitive Registered Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Definitive Registered Security or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Security as provided in this Article Three, and

          (vi) notwithstanding the foregoing provisions of this Section 305(c), a Successor Security of a Security that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article Three.



SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities.

     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding and the Guarantor shall execute its Guarantee endorsed thereon.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and the Guarantor and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, having endorsed thereon the Guarantee executed by the Guarantor and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.


     Every new Security and the Guarantee endorsed thereon issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and the Guarantor, whether or not the destroyed, lost or stolen Security and the Guarantee endorsed thereon shall be at any time enforceable by anyone, and


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






shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.


SECTION 307. Payment of Interest; Interest Rights Preserved.

     Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid (a) in the case of a Global Security to its Holder and (b) in the case of a Definitive Registered Security to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

     Any interest (including Special Interest) on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:


          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed


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






     payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.


SECTION 308. Persons Deemed Owners.

     In the case of a Definitive Registered Security, prior to due presentment of such Definitive Registered Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company or the Trustee may treat, to the extent permitted by applicable law, the Person in whose name such Security is registered as the owner of such Definitive Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Guarantor, the Trustee nor any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary. In the case of a Global Security, the Company, the Guarantor, the Trustee and any agent of the Company or the Trustee may treat its bearer as the owner for all such purposes.


SECTION 309. Cancellation.


     All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any Offer to Purchase pursuant to
Section 1014 and 1015 shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities


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






cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be returned to the Company.


SECTION 310. Computation of Interest.

     Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.


SECTION 311. CUSIP and/or CINS Numbers

     The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" and/or "CINS" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" and/or "CINS" numbers.


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401. Satisfaction and Discharge of Indenture.

     This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1) either

               (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and
          (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

               (B) all such Securities not theretofore delivered to the Trustee for cancellation


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






                    (i) have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity within one year, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company or the Guarantor, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Company and the Guarantor; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article Four, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.


SECTION 402. Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.


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

                              ARTICLE FIVE

                                REMEDIES

SECTION 501. Events of Default.

     "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity; or

          (2) default in the payment of any interest, including
     Special Interest, if any, or Additional Amounts upon any Security when due and payable, and continuance of such default for a period of 30 days; or

          (3) default, on the applicable Purchase Date, in the purchase of Securities (including payment of accreted and unpaid interest and any other amounts payable thereunder) required to be purchased (or paid) by the Company pursuant to an Offer to Purchase as to which an Offer has been mailed to Holders; or

          (4) default in the performance, or breach, of Section 801;
     or

          (5) default in the performance, or breach, of any covenant or warranty of the Company or the Guarantor in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company or the Guarantor as the case may be by the Trustee or to the Company or the Guarantor as the case may be and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Sterling Securities or Outstanding Dollar Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (6) a default or defaults under any bond(s), debenture(s), note(s) or other evidence(s) of Debt by the Guarantor, the Company or any Significant Restricted Subsidiary of either or under any mortgage(s), indenture(s) or instrument(s) under which there may be issued or by which there may be secured or evidenced any Debt of such type by the Guarantor, the Company or any Significant Restricted



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


     Subsidiary of either with a principal amount then outstanding, individually or in the aggregate, in excess of Pounds Sterling 5 million, whether such Debt now exists or shall hereafter be created, which default or defaults shall constitute a failure to pay in excess of Pounds Sterling 5 million of the principal of such Debt when due and payable after the expiration of any applicable grace period with respect thereto or shall have resulted in an aggregate of in excess of Pounds Sterling 5 million in principal amount of such Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable; or

          (7) a final judgment or final judgments for the payment of money are entered against the Guarantor, the Company or any Significant Restricted Subsidiary of either in an aggregate amount in excess of Pounds Sterling 5 million by a court or courts of competent jurisdiction, which judgments remain undischarged or unbonded for a period (during which execution shall not be effectively stayed) of 60 days after the right to appeal all such judgments has expired; or

          (8) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Guarantor, the Company or any Significant Restricted Subsidiary of either in an involuntary case or proceeding under any applicable Insolvency Law or (B) a decree or order adjudging the Guarantor, the Company or any such Significant Restricted Subsidiary bankrupt or insolvent under any applicable Insolvency Law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Guarantor, the Company or any such Significant Restricted Subsidiary or of any substantial part of the property of the Guarantor, the Company or any such Significant Restricted Subsidiary, or ordering the winding up or liquidation of the affairs of the Guarantor, the Company or any such Significant Restricted Subsidiary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (9) the commencement by the Guarantor, the Company or any Significant Restricted Subsidiary of either of a voluntary case or proceeding under any applicable Insolvency Law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Guarantor, the Company or any such Significant Restricted Subsidiary to the entry of a decree or order for relief in respect of the Guarantor, the Company or any Significant Restricted Subsidiary of either in an involuntary case or proceeding under any applicable Insolvency Law or to the commencement of any bankruptcy or insolvency case or proceeding against the Guarantor, the Company or any such Significant Restricted Subsidiary, or the filing by the Guarantor, the Company or any such Restricted Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable Insolvency Law, or the consent by the Guarantor, the Company or any such Significant Restricted Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Guarantor, the Company or any such Significant Restricted Subsidiary or of any substantial part of the property of the Guarantor, the Company or any such Significant Restricted Subsidiary, or the making by the Guarantor, the Company or any such Significant Restricted Subsidiary of an assignment for the benefit of creditors, or the admission by the Guarantor, the Company or any such Significant Restricted Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action (which shall involve the passing of one or more resolutions of the Board of Directors or a committee thereof) by the Guarantor, the Company or any such Significant Restricted Subsidiary in furtherance of any such action.


SECTION 502. Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default (other than an Event of Default specified in Section 501(8) or (9)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Sterling Securities or Outstanding Dollar Securities may declare the principal amount of all such series of Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders of such series), and upon any such declaration such principal amount and any accrued interest and any other amounts due thereon shall become immediately due and payable. If an Event of Default specified in
Section 501(8) or (9) occurs, the principal amount of and any accrued interest and any other amounts due on the Securities then Outstanding shall ipso facto become immediately due and payable without any declaration or other Act on the part of the Trustee or any Holder.

     At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of such Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest on all such Securities,


               (B) the principal of (and premium, if any, on) any such Securities which have become due otherwise than by such declaration of acceleration (including any such Securities required to have been purchased on the Purchase Date pursuant to an Offer to Purchase made by the Company) and, to the extent that payment of such interest is lawful, interest thereon at the rate provided by such Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate provided by such Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

          (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.


SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

     The Company covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof or, with respect to any Security required to have been purchased pursuant to an Offer to Purchase made by the Company, at the Purchase Date thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and any other amounts due thereon, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate provided by such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.


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




     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

     If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


SECTION 504. Trustee May File Proofs of Claim.

     In case of the pendency of any judicial proceeding relative to the Company, the Guarantor (or any other obligor upon the Securities), or the property of the Company, the Guarantor (or such other obligor) or their respective creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.


SECTION 505. Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.


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




SECTION 506. Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section 607;

          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest and any other amounts due on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest and any other amounts due, respectively; and

          THIRD: If applicable, to the Company or the Guarantor as the case may be.

SECTION 507. Limitation on Suits.

     No Holder of any Security of either series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or the Guarantees, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and


          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a


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



     majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.


SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on, or any other amounts payable under, such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or, in the case of an Offer to Purchase made by the Company and required to be accepted as to such Security, on the Purchase
Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.


SECTION 509. Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.


SECTION 510. Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


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




SECTION 511. Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512. Control by Holders.

     Subject to Section 603(c), the Holders of a majority in principal amount of the Outstanding Sterling Securities or the Outstanding Dollar Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee affecting such Holders, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.


SECTION 513. Waiver of Past Defaults.

     The Holders of not less than a majority in principal amount of the Outstanding Sterling Securities or the Outstanding Dollar Securities may on behalf of the Holders of all Sterling Securities or Dollar Securities, respectively, waive any past default hereunder and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest or any other amount due on any such Security (including any Security which is required to have been purchased pursuant to an Offer to Purchase which has been made by the Company), or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each such Outstanding Security affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514. Undertaking for Costs.

     In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company, the Guarantor, the Trustee, any Holder or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest or any other amount due on any Security on or after the respective Stated Maturities expressed in such Security (or in the case of redemption, on or after the Redemption, on or after the Redemption Date or in the case of an Offer to Purchase made by the Company and required to be accepted as to such Security, on the Purchase Date).


SECTION 515. Waiver of Stay or Extension Laws.

     The Company and the Guarantor each covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and the Guarantor each (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


SECTION 516. No Personal Liability of Directors, Employees and Shareholders.

     No director, officer, employee, incorporator or shareholder of the Company or the Guarantor shall have any liability as such for any obligations of the Company under the Securities, the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Securities by accepting a Security waives and releases all such liability; provided that such waiver will not release any person from liability for fraud or criminal acts. The waiver and release are part of the consideration for issuance of the Securities.




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


                              ARTICLE SIX

                              THE TRUSTEE


SECTION 601. Certain Duties and Responsibilities.

          (a) The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate security or indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          (b) Except during the continuance of an Event of Default,

               (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

          (c) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

          (d) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Sterling Securities or Outstanding Dollar Securities determined as provided in Sections 101, 104 and 512, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series.




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


SECTION 602. Notice of Defaults.

     Within 45 days after a Responsible Officer in the Corporate Trust office of the Trustee has been notified of the occurrence of any default hereunder, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, and to the Holder of any Global Security notice of such default hereunder unless such default shall have been cured or waived; provided, however, that in the case of any default of the character specified in Section 501(5), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.


SECTION 603. Certain Rights of Trustee.

     Subject to the provisions of Section 601:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or Guarantor Request or Company Order or Guarantor Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (d) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;


     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or

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


     indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.


SECTION 604. Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company or the Guarantor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.


SECTION 605. May Hold Securities.

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company or the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.


SECTION 606. Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.




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


SECTION 607. Compensation and Reimbursement.

     The Company agrees

          (1) to pay to the Trustee from time to time reasonable compensation as shall have been agreed upon in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     The obligations of the Company under this Section to compensate and indemnify the Trustee and any predecessor Trustee and to pay or reimburse the Trustee and any predecessor Trustee for expenses, disbursements and advances shall survive the payment of the Securities, resignation or removal of the Trustee and satisfaction, discharge or other termination of this Indenture.

     When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(8) or
Section 501(9), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.


SECTION 608. Disqualification; Conflicting Interests.

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.




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


SECTION 609. Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and its Corporate Trust Office in the Borough of Manhattan, The City of New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


SECTION 610. Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

     (b) The Trustee may resign at any time by giving written notice thereof to the Company and the Guarantor. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Sterling Securities or Outstanding Dollar Securities, delivered to the Trustee and to the Company and the Guarantor. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (d) If at any time:

          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company, the Guarantor or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company, the Guarantor or by any such Holder, or


          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or

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


     control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation,

then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee.
If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.


SECTION 611. Acceptance of Appointment by Successor.

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company, the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.



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


SECTION 612. Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


SECTION 613. Preferential Collection of Claims Against Company or Guarantor.

     If and when the Trustee shall be or become a creditor of the Company or the Guarantor (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company or the Guarantor (or any such other obligor).


SECTION 614. Appointment of Authenticating Agent.

     The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and the Guarantor and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company and the Guarantor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and the Guarantor and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

     If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities described in the within-mentioned Indenture.


Dated:


                                               The Bank of New York,
                                               ---------------------
                                                    As Trustee



                                               By_________________________,
                                                    As Authenticating Agent



                                               By___________________________
                                                    Authorized Signatory




                             ARTICLE SEVEN

           HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY


SECTION 701. Company to Furnish Trustee Names and Addresses of Holders.

     The Company will furnish or cause to be furnished to the Trustee:

          (a) semi-annually, not more than 15 days after each January 15, and July 15, commencing July 15, 1998, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such date, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.




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


SECTION 702. Preservation of Information; Communications to Holders.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

     (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities or the Guarantees and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that none of the Company, the Guarantor nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.


SECTION 703. Reports by Trustee.

     (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto which report shall be as of May 1 and be provided on or before July 1 of each year.

     (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company and the Guarantor. The Company will notify the Trustee when the Securities are listed on any stock exchange.


SECTION 704. Reports by Company.

     The Company shall deliver to the Trustee and file with the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be delivered to the Trustee within 15 days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

SECTION 705. Registration Rights.

     The Trustee shall maintain copies of the Registration Rights Agreement available for inspection by Holders of Securities during normal business hours at its Corporate Trust Office and for as long as there are Registrable Securities (as defined in the Registration Rights Agreement) outstanding.


                             ARTICLE EIGHT

          CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE


SECTION 801. Company and Guarantor May Consolidate, Etc. Only on Certain Terms.

     Neither the Company nor the Guarantor shall, in a single transaction or through a series of related transactions (a) consolidate with or merge into any other Person; (b) permit any other Person to consolidate with or merge into the Company or the Guarantor, as the case may be; (c) directly or indirectly, transfer, assign, convey, sell, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety; or (d) permit any Subsidiary of the Company or the Guarantor, as the case may be, to enter into any such transaction or transactions if such transaction or transactions, in the aggregate, would result in a sale, assignment, transfer, lease or disposal of all or substantially all of the properties and assets of the Guarantor and its Subsidiaries or the Company and its Subsidiaries, as the case may be, on a consolidated basis to any other Person or group of affiliated Persons, unless, in any such transaction:

          (1) immediately before and after giving effect to such transaction and treating any Debt Incurred by and Disqualified Equity which becomes an obligation of the Guarantor or the Company or a Subsidiary of either as a result of such transaction as having been Incurred or issued as applicable by the Guarantor or the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event that, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing;


          (2) in the event the Company or the Guarantor shall consolidate with or merge into another Person or shall directly or indirectly transfer, assign, convey, sell, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety, the Person formed by such consolidation or into which the Company or the Guarantor is merged or the Person which acquires by transfer, assignment, conveyance, sale, lease or other disposition all or substantially all of the properties and assets of the Company or the Guarantor as an entirety (for purposes of this Article Eight, a "Successor Person") shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of England and Wales or of the United States of America, any State thereof or the District of Columbia and shall expressly assume by an indenture supplemental hereto executed and delivered to the Trustee, in form satisfactory to the Trustee, in the case of the Company, the due and punctual payment of the principal of (and premium, if any) and interest (including Special Interest, if any) and Additional Amounts, if any, on all the Securities and in the case of the Guarantor all of its obligations under the Guarantees and in each case the performance of every covenant of this Indenture on the part of the Company or the Guarantor, as the case may be, to be performed or observed;

          (3) the Company or the Successor Company will have an Annualized Consolidated Debt to Cash Flow Ratio for the quarter next preceding such transaction for which quarterly financial statements are available (determined on a pro forma basis as if such transaction had taken place at the beginning of such quarter) equal to or less than the Annualized Consolidated Debt to Cash Flow Ratio of the Company without giving effect to the proposed transaction; provided further, that if the Annualized Consolidated Debt to Cash Flow Ratio of the Company immediately preceding such transaction is 7.0:1 or less, then the Annualized Consolidated Debt to Cash Flow Ratio of the Company or the Successor Company after giving pro forma effect to such transaction may be up to 0.5:1 greater than such ratio immediately preceding such transaction;

          (4) if, as a result of any such transaction, property and assets of the Company or any Subsidiary of the Company would become subject to a Lien which would not be permitted by Section 1011, the Company or, if applicable, the Successor Company, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) Debt secured by such Lien;

          (5) such transaction would not result in the loss of a Material License determined on a pro forma basis after giving effect to such transaction; and


          (6) the Company or the Guarantor, as the case may, be has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, lease or acquisition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, and, with respect to such Officer's Certificate, and to the extent relevant setting forth the manner of determination of the ability to Incur Debt or issue Disqualified Equity in accordance with Clause (3) of this Section (including the calculation of the Annualized Consolidated Debt to Cash Flow Ratio) of the Company or, if applicable, of the Successor Company as required pursuant to the foregoing.


SECTION 802. Successor Substituted.

     Upon any consolidation of the Company or the Guarantor with, or merger of the Company or the Guarantor into, any other Person or any transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of the Company or the Guarantor as an entirety in accordance with Section 801, the Successor Person shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor, as the case may be, under this Indenture with the same effect as if such Successor Person had been named as the Company or the Guarantor, as the case may be, herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                              ARTICLE NINE

                        SUPPLEMENTAL INDENTURES


SECTION 901. Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holders, the Company or the Guarantor, in either case when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities or to evidence the succession of another Person to the Guarantor and the assumption by such successor of the obligations of the Guarantor under the Guarantees and of the covenants of the Guarantor hereunder; or

          (2) to add to the covenants of the Company or the Guarantor for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company or the Guarantor; or

          (3) to secure the Securities pursuant to the requirements of Section 1011 or otherwise; or

          (4) to comply with any requirements of the Commission in order to effect and maintain the qualification of this Indenture under the Trust Indenture Act; or

          (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action pursuant to this Clause (5) shall not adversely affect the interests of the Holders in any material respect; or

          (6) to modify the restrictions on and procedures for resales and other transfers of this Security to reflect any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or transfer of restricted securities generally.


SECTION 902. Supplemental Indentures with Consent of Holders.

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Sterling Securities and Outstanding Dollar Securities affected by such supplemental indenture, by Act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company or the Guarantor, in each case when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of interest (including Special Interest) or Additional Amounts on, any Security, or reduce the principal amount thereof or the rate of interest (including Special Interest) thereon or Additional Amounts or any premium payable thereon, or change the place of payment where, or the coin or currency in which, any Security or any premium or the interest (including Special Interest, if any) thereon or Additional Amounts is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of an Offer to Purchase which has been made, on or after the applicable Purchase Date), or


          (2) modify the Guarantor's guarantee of the payment of principal of (and premium, if any) and interest and any other amounts due on the Securities (except as contemplated by Section 802 and permitted by Section 901(1), or

          (3) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (4) modify any of the provisions of this Section, Section 513 or
     Section 1020, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

          (5) following the mailing of an Offer with respect to an Offer to Purchase pursuant to Section 1014 or 1015, modify the provisions of this Indenture with respect to such Offer to Purchase in a manner adverse to such Holder.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


SECTION 903. Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.


SECTION 904. Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.


SECTION 905. Conformity with Trust Indenture Act.


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


     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.


SECTION 906. Reference in Securities to Supplemental Indentures.

     Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company and the Guarantor shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company and the Guarantor, to any such supplemental indenture may be prepared and executed by the Company and the Guarantor and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


                              ARTICLE TEN

                               COVENANTS


SECTION 1001. Payment of Principal, Premium and Interest.

     The Company will duly and punctually pay the principal of (and premium, if any) and interest and any other amounts due on the Securities in accordance with the terms of the Securities and this Indenture.


SECTION 1002. Maintenance of Office or Agency.

     The Company will maintain in the Borough of Manhattan, The City of New York, in London, England, and in Luxembourg an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company or the Guarantor in respect of the Securities, the Guarantees and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company and the Guarantor each hereby appoint the Trustee as its agent to receive all such presentations, surrenders, notices and demands.


     The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York, London, England and in Luxembourg) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain

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


an office or agency in the Borough of Manhattan, The City of New York, London, England and in Luxembourg for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     The Company hereby appoints the Trustee as Paying Agent under this Indenture, and the Trustee hereby accepts this appointment.

SECTION 1003. Money for Security Payments to be Held in Trust.

     If the Company or the Guarantor shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest or any other amounts due on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest or any other amounts due so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest or any other amounts due on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest or any other amounts due so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest or any other amounts due, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company or the Guarantor (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.


     Any money deposited with the Trustee or any Paying Agent, or then held by the Company or the Guarantor, in trust for the payment of the principal of (and premium, if any) or interest or any other amounts due on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest or any other amounts due has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company or the Guarantor) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company or the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.


SECTION 1004. Existence.

     Subject to Article Eight and Section 1015, each of the Company and the Guarantor will use all reasonable best efforts to do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory); provided, however, that each of the Company and the Guarantor shall not be required to preserve any such right if its respective Board of Directors in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or the Guarantor and that the loss thereof is not disadvantageous in any material respect to the Holders.


SECTION 1005. Maintenance of Properties.

     The Company will use all reasonable best efforts to cause all properties used or useful in the conduct of its business or the business of any Subsidiary of the Company to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company or the Guarantor from discontinuing the operation or maintenance of any of such properties if such discontinuance is, as determined by the Board of Directors in good faith, desirable in the conduct of its business or the business of any Subsidiary and not materially disadvantageous to the Holders.



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


SECTION 1006. Payment of Taxes and Other Claims.

     The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property of the Company or any of its Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any of its Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.


SECTION 1007. Maintenance of Insurance.

     The Company shall, and shall cause its Subsidiaries to, keep insurance with insurers believed by the Company to be responsible of such type and in such amounts as the Company reasonably believes are customary in the United Kingdom for similar companies; provided, however, that the Company shall be under no obligation to insure the underground portion of its cable network.


SECTION 1008. Limitation on Consolidated Debt and Disqualified Equity.

     The Company shall not, and shall not permit any Restricted Subsidiary to, Incur any Debt or issue any Disqualified Equity unless, immediately after giving effect to the Incurrence of such Debt or the issuance of such Disqualified Equity and the receipt and application of the proceeds thereof, the Annualized Consolidated Debt to Cash Flow Ratio of the Restricted Group for the quarter next preceding the Incurrence of such Debt or the issuance of such Disqualified Equity, as the case may be, for which quarterly financial statements are available, calculated on a pro forma basis (as if such Debt had been Incurred or such Disqualified Equity had been issued at the beginning of such quarter) would be less than 7.0 to 1.

     Notwithstanding the foregoing paragraph, the Company may, and may permit any Restricted Subsidiary to, Incur the following Debt or issue the following Disqualified Equity:

          (i) Debt of the Company and/or any Restricted Subsidiary outstanding on the date of the Indenture;

          (ii) Debt or Disqualified Equity to the extent that the proceeds are used to finance working capital, or the construction of, or the acquisition of, property or assets in each case to be used in a Cable Business;

          (iii) Debt Incurred or Disqualified Equity issued to finance a Cable Acquisition or to provide working capital for or financing for the construction of property or assets to be used in the business so acquired;

          (iv) Debt consisting of Interest Rate Protection Obligations or Currency Hedging Agreements;

          (v) performance bonds or surety bonds or similar instruments provided in the ordinary course of business;

          (vi) Debt owed by the Company to any Wholly Owned Restricted Subsidiary (so long as such Debt is held by a Wholly Owned Restricted Subsidiary) or Debt owed by or Disqualified Equity issued by a Restricted Subsidiary to the Company or a Wholly Owned Restricted Subsidiary of the Company (provided that such Debt or Disqualified Equity is at all times held by the Company or a Wholly Owned Restricted Subsidiary); provided, however, that upon either

     (a)  the transfer or other disposition by such Wholly Owned
          Restricted Subsidiary or the Company of any such Debt or Disqualified Equity to a Person other than the Company or another Wholly Owned Restricted Subsidiary, or

     (b) the issuance, sale, lease, transfer or other disposition of Equity Securities (including by consolidation or merger) of such Wholly Owned Restricted Subsidiary to a Person other than the Company or another such Wholly Owned Restricted Subsidiary, such Debt shall be deemed to have been incurred or such Disqualified Equity shall be deemed to have been issued at the time of such transfer or other disposition;

          (vii) Debt incurred or Disqualified Equity issued to renew, extend, refinance or refund any Debt or Disqualified Equity permitted in Clauses (i) through (iii) above, or the Securities (in the event that the Securities are redeemed in part), in an amount not to exceed the outstanding principal amount (or, if less, Accreted Value) of the Debt or the aggregate liquidation preference of the Disqualified Equity so refinanced plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Debt or Disqualified Equity refinanced or the amount of any premium reasonably determined by the Company to be necessary to accomplish such refinancing by means of a tender offer or privately negotiated repurchase plus the expenses of the Company Incurred in connection with such refinancing; provided that


     (a) in the case of any refinancing or refunding of Debt which is pari passu to the Securities, the refinancing or refunding Debt is made pari passu to the Securities or subordinated to the Securities, and, in the case of any refinancing or refunding of Debt which is subordinated to the Securities or of Disqualified Equity, the refinancing or refunding Debt is subordinated to the Securities to the same extent as the Debt being refinanced or refunded or is Disqualified Equity; and

     (b) in either case, the refinancing or refunding Debt or Disqualified Equity by its terms, or by the terms of any agreement or instrument pursuant to which such Debt or Disqualified Equity is Incurred or issued, as the case may be, does not have a Weighted Average Life that is lower than that of the Debt or Disqualified Equity being refinanced or refunded; and

          (viii) Debt or Disqualified Equity not otherwise permitted to be Incurred or issued under Clauses (i) through (vii) above, which, together with any other outstanding Debt Incurred or Disqualified Equity issued pursuant to this Clause (viii), has an aggregate principal amount (or liquidation preference) not in excess of L.20 million at any time outstanding.


SECTION 1009. Limitation on Restricted Payments.

     The Company (i) shall not, directly or indirectly, declare or pay any dividend, or make any distribution, of any kind or character (whether in cash, property or securities or otherwise) in respect of any class of its Equity Securities or to the holders of any class of its Equity Securities (including pursuant to a merger or consolidation of the Company, but excluding any dividends or distributions payable solely in its Equity Securities (other than Disqualified Equity) or in options, warrants or other rights to acquire its Equity Securities (other than Disqualified Equity), (ii) shall not, and shall not permit any Restricted Subsidiary of the Company, directly or indirectly, to purchase, redeem or otherwise acquire or retire for value (a) any Equity Securities of the Company or any Related Person of the Company or (b) any options, warrants or rights to purchase or acquire shares of Equity Securities of the Company or any Related Person of the Company (except options, warrants or rights to purchase or acquire such Equity Securities held by any officer or director or former officer or director of the Company or ECE Management International (or any of its predecessors) in an aggregate amount not exceeding
L.5 million), (iii) shall not make, or permit any Restricted Subsidiary of the Company to make any Investment in, or Incur an obligation to guarantee any obligation of, any Affiliate or Related Person of the Company, other than the Company or a Restricted Subsidiary that is a Wholly Owned Subsidiary of the Company which is a Wholly Owned Subsidiary prior to such investment and (iv) shall not, and shall not permit any Restricted Subsidiary of the Company to, redeem, defease (including, but not limited to, legal or covenant defeasance), repurchase or otherwise retire or acquire for value prior to any scheduled maturity, repayment or sinking fund payment, Debt of the Company which explicitly by its terms is subordinate in right of payment to the Securities (the transactions described in Clauses (i) through (iv) being referred to herein as "Restricted Payments"), if:


          (1) at the time thereof and after giving effect thereto an Event of Default, or an event that with notice or lapse of time, or both, would

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


     constitute an Event of Default, shall have occurred and be continuing, or

          (2) upon giving effect to such Restricted Payment, the aggregate of all Restricted Payments from the date of the Indenture exceeds the sum of

     (a)  the difference between (x) the cumulative Consolidated
          Operating Cash Flow of the Company from the first day of the fiscal quarter in which the issue date of the Securities falls through the last day of the last full fiscal quarter immediately preceding such Restricted Payment for which quarterly financial statements are available, and (y) 150% of cumulative Consolidated Interest Expense of the Company from the first day of the fiscal quarter in which the issue date of the Securities falls through the last day of the last full fiscal quarter immediately preceding such Restricted Payment for which quarterly or annual financial statements of the Company are available; and

     (b) 100% of the aggregate net cash proceeds after the issue date of the Securities, from the issuance of Equity Securities (other than Disqualified Equity) of the Company and options, warrants or other rights on Equity Securities (other than Disqualified Equity) of the Company (other than to a Restricted Subsidiary) after the issue date of the Securities. The foregoing provision shall not be violated by reason of

               (i) the payment by the Company of any cash dividends in any year in amounts up to the sum of (1) the cash interest payable by the Guarantor on the Outstanding Discount Notes and
          (2) L.5 million;

               (ii) the payment of any dividend within 60 days after declaration thereof if at the declaration date such payment would have complied with the foregoing provision;

               (iii) any refinancing or refunding of any Debt otherwise permitted under clause (vii) of Section 1008;

               (iv) investments by the Guarantor or any Restricted Subsidiary in an amount not to exceed in the aggregate L.10 million in a Person which is engaged in a Cable Business or a business incidental thereto; and

               (v) investments in Non-Restricted Subsidiaries made with the proceeds of a substantially concurrent (1) capital contribution to the Guarantor or (2) issue or sale of Equity Securities (other than Disqualified Equity) of the Guarantor.


SECTION 1010. Limitations Concerning Distributions by and Transfers to
              Restricted Group.

     The Company shall not, and shall not permit any Restricted Subsidiary to, suffer to exist any consensual encumbrance or restriction on the ability of any Restricted Subsidiary (i) to pay, directly or indirectly, dividends or make any other distributions in respect of its Equity Securities or pay any Debt or other obligation owed to any member of the Restricted Group; (ii) to make loans or advances to any member of the Restricted Group; or (iii) to transfer any of its property or assets to any member of the Restricted Group.

     Notwithstanding the foregoing, the Company may, and may permit any Subsidiary to, suffer to exist any such encumbrance or restriction on the ability of any Subsidiary of the Company if and to the extent such encumbrance or restriction exists on the date of the Indenture or:

          (a) existed prior to the time any Person became a Subsidiary of the Company and such restriction or encumbrance was not incurred in anticipation of such Person becoming a Subsidiary of the Company;

          (b) exists by reason of a customary merger or acquisition agreement for the purchase or acquisition of the stock or assets of the Company or any of its Restricted Subsidiaries by another Person;

          (c) is contained in an operating lease for real property and is effective only upon the occurrence and during the continuance of a default in the payment of rent;

          (d) is the result of applicable corporate law or regulation relating to the payment of dividends or distributions;


          (e) is pursuant to an agreement pursuant to which Debt meeting the requirements of clauses (ii), (iii), (iv) or (vii) of the second paragraph of Section 1008 is Incurred provided, however, that the provisions contained in such agreement relating to such encumbrance or restriction are no more restrictive than those contained in the terms of the Senior Bank Facility as in effect immediately prior to Time of Delivery, as

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


     that Term is defined in the Purchase Agreement (it being understood that such restrictions may apply to Restricted
     Subsidiaries other than those provided in the Senior Bank Facility as in effect immediately prior to Time of Delivery, as that Term is defined in the Purchase Agreement); or

          (f) is pursuant to an agreement effecting a renewal, extension, refinancing or refunding of Debt Incurred pursuant to an agreement referred to in clause (a) or (e) above; provided, however, that the provisions contained in such agreement relating to such encumbrance or restriction are no more restrictive than the provisions contained in the agreement the subject thereof, as determined in good faith by the Board of Directors and evidenced by a Board Resolution.


SECTION 1011. Limitation on Liens.

     (a) The Company shall not, and shall not permit any Restricted Subsidiary of the Company to, Incur or suffer to exist any Lien upon any of its property or assets, now owned or hereinafter acquired, to secure any Debt without making, or causing such Subsidiary to make, effective provision for securing the Securities (and, if the Company shall so determine, any other Debt of the Company which is not subordinate to the Securities) (x) equally and ratably with such Debt as to such property and assets for so long as such Debt shall be so secured or (y) in the event such Debt is subordinate in right of payment to the Securities, prior to such Debt as to such property and assets for so long as such Debt shall be so secured.

     The foregoing restrictions will not apply to Liens in respect of Debt existing at the date of this Indenture or to:

          (i) Liens securing only the Securities;

          (ii) Liens in favor of the Company or any Wholly Owned Restricted Subsidiary;

          (iii) Liens on property of a Person existing at the time such Person is merged into or consolidated with the Company or any Restricted Subsidiary of the Company (and not incurred in anticipation of such merger or consolidation) which Liens shall not extend to any other property of the Company or any Restricted Subsidiary;

          (iv) Liens on property existing immediately prior to the time of acquisition thereof (and not in anticipation of the financing of such acquisition);



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


          (v) Liens to secure Debt Incurred under the provisions described in clauses (ii), (iii), (iv) or (vii) of the second paragraph of Section 1008;

          (vi) Liens for taxes or assessments or other governmental charges or levies which are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in accordance with generally accepted accounting principles shall have been made;

          (vii) Liens to secure obligations under workmen's compensation laws or similar legislation, including Liens with respect to judgments which are not currently dischargeable; and

          (viii) Liens to secure Debt Incurred to extend, renew, refinance or refund (or successive extensions, renewals, refinancings or refundings), in whole or in part, Debt secured by any Lien referred to in the foregoing Clauses (i) to (vii) so long as such Lien does not extend to any other property.

     (b) In addition to the foregoing, the Company and its Restricted Subsidiaries may incur and suffer to exist a Lien to secure any Debt or enter into a Sale and Leaseback Transaction, without equally and ratably securing the Securities, if the sum of (i) the amount of Debt secured by a Lien entered into after the date of the Indenture and otherwise prohibited by the Indenture and
(ii) the Attributable Value of all Sale and Leaseback Transactions entered into after the date of the Indenture and otherwise prohibited by the Indenture does not exceed 5% of the Company's Consolidated Tangible Assets.


SECTION 1012. Limitation on Sale and Leaseback Transactions.

     The Company shall not, and shall not permit any Restricted Subsidiary of the Company to, enter into any Sale and Leaseback Transaction unless:

          (i) the Company or such Restricted Subsidiary would be entitled to incur a Lien to secure Debt in an amount at least equal to the Attributable Value of such Sale and Leaseback Transaction pursuant to the provisions of Section 1011(b) and the terms of such transaction have been approved by the Board of Directors as evidenced by a Board Resolution; or


          (ii) all of the conditions set forth in Section 1014 of this Indenture (including the provisions concerning the application of Net Available Proceeds) would be satisfied with respect to such Sale and

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


     Leaseback Transaction if all of the consideration received in such Sale and Leaseback Transaction were treated as Net Available Proceeds.


SECTION 1013. Limitation on Transactions with Affiliates and Related Persons.

     (a) Except as permitted by the following paragraph, the Company shall not, and shall not permit any Restricted Subsidiary of the Company to, enter into any transaction (including, without limitation, the purchase, sale, lease or exchange of property, the rendering of any service or the making of any Investment) or conduct any business, with any Affiliate or Related Person of the Company, unless such transaction is effected or such business is conducted on terms that, in the Company's good faith judgment, are at least as favorable to the Company or such Subsidiary as those that could be obtained in a comparable arm's length transaction with a Person that is not such an Affiliate or a Related Person. Any such transaction (or series of related transactions) in which such Affiliate or Related Person receives in excess of L.1.0 million in any twelve-month period shall be approved as being in the Company's best interest by a majority of the disinterested directors of the Board of Directors as evidenced by a Board Resolution. Any such transaction involving in excess of L.5.0 million (or series of related transactions involving in excess of L.5.0 million), or as to which there are no disinterested directors, is subject to the further requirement that the Company shall obtain an opinion of an internationally recognized expert with experience in appraising the terms and conditions of the relevant type of transaction (or series of related transactions) stating that the transaction or series of related transactions is fair (from a financial point of view) to the Company or such Restricted Subsidiary, as the case may be.

     (b) The requirements of the preceding paragraph shall not be applicable to
(i) any transaction among the Company and any of its Wholly Owned Subsidiaries;
(ii) any existing management agreement with ECE Management International, LLC, a limited liability company organized under the laws of the State of Indiana, or any successor or assign, or any other management agreement which has substantially similar terms; or (iii) any transaction in which investment banking or other financial advisory services are provided to the Company or any Subsidiary by Goldman, Sachs & Co. or any of its Affiliates that is, in the Company's good faith judgment, on arm's length terms.


SECTION 1014. Limitation on Certain Asset Dispositions.

     (a) The Company shall not, and shall not permit any Restricted Subsidiary to, make any Asset Disposition in one or more related transactions unless

          (i) the Company (or such Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Disposition at least equal to the fair market value of the shares or assets sold or otherwise disposed of, and

     (ii) at least 90% of the consideration for such disposition consists of cash or Cash Equivalents.

     To the extent the Net Available Proceeds of any Asset Disposition are not required to be applied to repay amounts outstanding under any Debt of a Restricted Subsidiary, or are not so applied, the Company or such Restricted Subsidiary, as the case may be, may apply such Net Available Proceeds within 365 days of the receipt thereof, to an investment in properties and assets that will be used in a Cable Business (or in Equity Securities of any such Person that will become a Restricted Subsidiary as a result of such investment to the extent that such Person owns properties and assets that will be used in a Cable Business) of the Company or any Restricted Subsidiary ("Replacement Assets"). Notwithstanding the foregoing, the Company may retain the Net Available Proceeds from any Asset Disposition the Net Available Proceeds of which do not exceed L.1.0 million for any purpose. Any Net Available Proceeds from any Asset Disposition that are neither used to repay amounts outstanding under any Debt of a Restricted Subsidiary nor invested in Replacement Assets within such 365-day period (exclusive of the up to L.1.0 million referred to in the preceding sentence) shall constitute "Excess Proceeds" subject to the provisions described in the following paragraph.

     (b) When the aggregate amount of Excess Proceeds equals or exceeds L.10.0 million, the Company shall make within 30 days of the determination thereof an Offer to Purchase to all Holders of the Securities with Purchase Amounts equal to such Excess Proceeds at a Purchase Price in cash equal to 100% of the outstanding principal amount thereof plus accrued and unpaid interest, if any, and any other amounts payable thereon, to the Purchase Date. To the extent that the amounts payable in respect of Securities tendered pursuant to such Offer to Purchase are less than the Excess Proceeds, the Company may use such deficiency for any purpose. If the aggregate principal amount of Securities validly tendered and not withdrawn by holders thereof exceeds the amount of Securities which can be purchased with the Excess Proceeds, Securities to be purchased will be selected on a pro rata basis, and Sterling Senior Notes on the one hand and Dollar Senior Notes on the other hand will be prorated on the basis of an exchange rate prevailing at the commencement of the Offer to Purchase as determined by the Trustee.

     The Company shall not be entitled to any credit against its obligations under this Section 1014 for the principal amount of any Securities acquired by the Company otherwise than pursuant to the Offer to Purchase pursuant to this
Section 1014.

     (c) Not later than the date of the Offer with respect to an Offer to Purchase pursuant to this Section 1014, the Company shall deliver to the Trustee an Officers' Certificate as to (i) the Purchase Amount, (ii) the allocation of the Net Available Proceeds from the Asset Disposition pursuant to which such Offer is being made, including, if amounts are invested in property or assets related to a Cable Business, the actual assets acquired and a statement as to the necessity of such assets for the maintenance of such business and (iii) the compliance of such allocation with the provisions of paragraph (a).


     The Company and the Trustee shall perform their respective obligations specified in the Offer for the Offer to Purchase. On or prior to the Purchase Date, the Company shall

(i) accept for payment (on a pro rata basis, if necessary) Securities or portions thereof tendered pursuant to the Offer, (ii) deposit with the paying agent (or, if the Company is acting as its own paying agent, segregate and hold in trust as provided in Section 1003) money sufficient to pay the purchase price of all Securities or portions thereof so accepted and (iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The paying agent (or the Company, if so acting) shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall (x) in the case of Definitive Registered Securities, promptly authenticate and mail or deliver to Holders of such Definitive Registered Securities a new Definitive Registered Security equal in principal amount to any unpurchased portion of the Security surrendered and (y) in the case of a Global Security, return the Global Security indicating in Schedule A thereof the reduction in principal amount. Any Security not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Offer on or as soon as practicable after the Purchase Date.

     (d) Notwithstanding the foregoing, the Company and the Restricted Subsidiaries will be permitted to consummate an Asset Disposition without complying with the foregoing provisions of this Section 1014 to the extent (i) at least 90% of the consideration for such Asset Disposition constitutes Replacement Assets (or Equity Securities of any such Person that will become a Restricted Subsidiary as a result of such transaction to the extent that such Person owns properties and assets that will be used in a Cable Business) and
(ii) such Asset Disposition is for fair market value; provided that any consideration not constituting Replacement Assets or Equity Securities as described in Clause (i) received by the Company or any Restricted Subsidiaries in connection with any Asset Disposition permitted to be consummated under this paragraph shall constitute Net Available Proceeds subject to the foregoing provisions of this Section 1014.

     (e) For purposes of this Section 1014, the fair market value of shares or assets disposed of in an Asset Disposition shall be as determined in good faith by (x) a designated officer of the Company and evidenced by an Officer's Certificate if such consideration is less than L.10 million and (y) the Board of Directors and evidenced by a Board Resolution if such consideration is greater than or equal to L.10 million.

     (f) Notwithstanding the foregoing, this Section 1014 shall not apply to any Asset Disposition which constitutes a transfer, conveyance, sale, lease or other disposition of all or substantially all of the Company's properties or assets within the meaning of Section 801 hereof.

SECTION 1015. Change of Control.

     (a) Upon the occurrence of a Change of Control, each Holder of a Security shall have the right to have such Security repurchased by the Company on the terms and conditions precedent set forth in this Section 1015 and this Indenture. The Company shall, within 60 days following the date of the consummation of a transaction resulting in a Change of Control, commence an Offer with respect to an Offer to Purchase all Outstanding Securities at a Purchase Price equal to 101% of their principal amount plus accrued and unpaid interest, if any, and any other amounts payable thereon, to the Purchase Date (provided, however, that in the case of Definitive Registered Securities installments of interest whose Stated Maturity is on or prior to the Purchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section
307). Each Holder shall be entitled to tender all or any portion of the Securities owned by such Holder pursuant to the Offer to Purchase, subject to the requirement that any portion of a Security tendered must be tendered in an integral multiple of L.1,000 principal amount, in the case of a Sterling Security, or $1,000 principal amount, in the case of a Dollar Security.

     (b) The Company and the Trustee shall perform their respective obligations specified in the Offer for the Offer to Purchase. Prior to the Purchase Date, the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to the Offer, (ii) deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) money sufficient to pay the purchase price of all Securities or portions thereof so accepted and (iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall (x) in the case of Definitive Registered Securities, promptly authenticate and mail or deliver to Holders a new Definitive Registered Security or Securities equal in principal amount to any unpurchased portion of the Security surrendered as requested by the Holder and (y) in the case of a Global Security, return the Global Security indicating in Schedule A thereof the unpurchased portion of the Security surrendered. Any Security not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Offer on or as soon as practicable after the Purchase Date.

     (c) A "Change of Control" shall be deemed to have occurred in the event that, after the date of this Indenture, either (A) any Person or any Persons (other than a Permitted Holder) acting together which would constitute a "group" (a "Group") for purposes of Section 13(d) of the Exchange Act, or any successor provision thereto), together with any Affiliates or Related Persons thereof, shall beneficially own (as defined in Rule 13d-3 of the Exchange Act or any successor provision thereto) at least 45% of the aggregate voting power of all classes of Equity Securities of the Company entitled to vote generally in the election of directors of the Company; or (B) any Person or Group (other than a Permitted Holder), together with any Affiliates or Related Persons thereof, shall succeed in having a sufficient number of its or their nominees elected to the Board of Directors of the Company such that such nominees, when added to any existing director remaining on the Board of Directors of the Company after such election who is an Affiliate or Related Person of such Group, shall constitute a majority of the Board of Directors of the Company or
(C) any event affecting the Company described in Section 501(8) or (9) occurs.



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


     (d) The Company will, not less than 10 days after the date on which the Company first becomes aware of the consummation of a transaction resulting in a Change of Control, cause notice of such Change of Control to be mailed to holders of the Securities.

SECTION 1016. Additional Amounts.


     All payments made by the Company or the Guarantor with respect to the Securities or the Guarantees shall be made free and clear of and without withholding or deduction for or on account of any present or future tax, duty, assessment or other governmental charge of whatever nature unless the withholding or deduction is then required by law. If any withholding or deduction for or on account of any present or future taxes, assessments or other governmental charges of the United Kingdom or any political subdivision or taxing authority thereof or therein ("Taxes") shall at any time be required in respect of any amounts to be paid by the Company or the Guarantor in respect of the Securities or the Guarantees, the Company or the Guarantor, as the case may be, will pay such additional amounts ("Additional Amounts") as may be necessary so that the net amount received by each Holder (including Additional Amounts) after such withholding or deduction will not be less than the amount the Holder would have received if such Taxes had not been required to be withheld or deducted; provided that the foregoing obligation to pay Additional Amounts shall not apply to (a) any Taxes that would not have been so imposed but for the existence of any present or former connection between such Holder and the United Kingdom (other than the mere receipt of such payment or the ownership or holding outside of the United Kingdom of such Security); (b) any estate, inheritance, gift, sales, excise, transfer, personal property tax or similar tax, assessment or governmental charge; or (c) any Taxes payable otherwise than by deduction or withholding from payments of principal of (or premium, if any, on) or interest, including Special Interest, if any, on such Security; nor will Additional Amounts be paid (i) if the payment could have been made by or through another paying agent without such deduction or withholding, (ii) if the payment could have been made without such deduction or withholding had the holder of the Security (whether in global bearer or definitive registered form) or, if different, the beneficiary of the payment complied with a request of the Company or the Guarantor made upon reasonable notice prior to such payment, or any other Person through whom payment may be made, addressed or otherwise provided to such Holder or beneficiary to provide information, documents or other evidence concerning the nationality, residence, identity or connection with the taxing jurisdiction of such holder or beneficiary which is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, (iii) with respect to any payment of principal of (or premium if any, on) or interest, including Special Interest, if any, on such Security to any holder who is a fiduciary or partnership or Person other than the sole beneficial owner of such payment, to the extent such payment would be required by the laws of the U.K. (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had it been the holder of such a Security, or (iv) if the payment is in respect of a Definitive Registered Security issued (or whose Predecessor Security was issued) at the request of a Holder (including following an Event of Default) and at the time the payment is made

Registered Securities have not been issued in exchange for the entire principal amount of the Securities. The foregoing provisions shall survive any termination or discharge of this Indenture. The provisions of this Section 1016 shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or other governmental charges of whatever nature of any jurisdiction in which any successor Person to the Company or the Guarantor, as the case may be, is organized, or any political subdivision or taxing authority or agency thereof or therein. The Company will use commercially reasonable efforts to facilitate administrative actions necessary to assist Holders to obtain any refund of or credit against withholding taxes for which Additional Amounts are not paid as a result of the proviso in the second preceding sentence. Except as otherwise stated, all references in this Indenture (other than in Article Twelve) to principal or interest on the Securities shall include any Additional Amounts payable by the Company pursuant to this Section 1016.

     If the Company or the Guarantor is, in respect of any payments, compelled to withhold or deduct any amount for or on account of Taxes, the Company or the Guarantor shall give notice thereof to each of the Trustee and the Paying Agents. The Company or the Guarantor shall, prior to the due date for the payment thereof, pay any such Taxes, together with any penalties or interest applicable thereto, and within 15 days after such payment shall deliver to the Trustee and each of the Paying Agents evidence of such payment and of the remittance thereof to the relevant taxing or other authority. The Company or the Guarantor shall indemnify the Trustee and each of the Paying Agents for any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct on such person's part, arising out of or in connection with actions taken or omitted by any of them in reliance on this paragraph or information provided by the Company or the Guarantor pursuant to this paragraph or the failure of the Trustee or any Paying Agent for any reason (other than its own gross negligence or willful misconduct) to receive on a timely basis the above-described notice or any information or documentation requested by it or otherwise required by applicable law or regulations to be obtained, furnished or filed with it in respect of the Taxes.


SECTION 1017. Provision of Financial Information.


     In addition to and without limitation on the Company's obligations pursuant to Section 704, whether or not the Company is required to be subject to Section 13(a) or 15(d) of the Exchange Act, or any successor provision thereto, the Company shall file with the Commission and provide to the Trustee the Company's (or if no such separate document exists, the Guarantor's) annual reports, quarterly reports and other documents which the Company (or the Guarantor) would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) or any successor provision thereto if the Company (or the Guarantor) were so required, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company (or the Guarantor) would have been required so to file such documents if the Company were so required. The Company shall also in any event
(a) within 15 days of each Required Filing Date (i) transmit by mail to all Holders, as their names and addresses have been provided to the Trustee or appear in the Security Register and, (ii) file with the Trustee copies of the Company's (or, if no such separate document exists, the Guarantor's) annual reports, quarterly reports and other documents which

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


the Company would have been required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act or any successor provisions thereto if the Company (or the Guarantor) were required to be subject to such Sections and (b) if filing such documents by the Company (or the Guarantor) with the Commission is not permitted under the Exchange Act, promptly upon written request supply copies of such documents to any Holder. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).


SECTION 1018. Statement by Officers as to Default; Compliance Certificates.

     (a) Each of the Company and the Guarantor will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company or the Guarantor, as the case may be, is in default in the performance and observance of any of the terms, provisions and conditions of Section 801 or Sections 1004 to 1017, inclusive, and if the Company or the Guarantor, as the case may be, shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

     (b) The Company or the Guarantor, as the case may be, shall deliver to the Trustee, as soon as possible and in any event within 10 days after the Company or the Guarantor, as the case may be, becomes aware of the occurrence of an Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default, and the action which the Company or the Guarantor, as the case may be, proposes to take with respect thereto.

     (c) Each of the Company and the Guarantor shall deliver to the Trustee within 120 days after the end of each fiscal year a written statement by the Company's or the Guarantor's, as the case may be, independent public accountants stating (A) that their audit examination has included a review of the terms of this Indenture and the Securities or the Guarantees, as the case may be, as they relate to accounting matters, and (B) whether, in connection with their audit examination, any event which, with notice or the lapse of time or both, would constitute an Event of Default has come to their attention and, if such a default has come to their attention, specifying the nature and period of the existence thereof.


SECTION 1019. Limitation on Third-Party Ownership of the Company.

     The Guarantor shall maintain the Company as a wholly-owned, direct Subsidiary of the Guarantor.

SECTION 1020. Waiver of Certain Covenants.

     The Company and the Guarantor may omit in any particular instance to comply with any covenant or condition set forth in Section 801, Sections 1004 to 1017 and Section 1019, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Sterling Securities and the Outstanding Dollar Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition with respect to the Sterling Securities and the Dollar Securities, respectively, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantor and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect; provided, however, with respect to an Offer to Purchase as to which an Offer has been mailed, no such waiver may be made or shall be effective against any Holder tendering Securities pursuant to such Offer, and the Company and the Guarantor may not omit to comply with the terms of such Offer as to such Holder.


                             ARTICLE ELEVEN

                        REDEMPTION OF SECURITIES


SECTION 1101. Right of Redemption.


     The Securities may be redeemed at the election of the Company, in accordance with the provisions appearing in the form of Security hereinbefore set forth, at the Redemption Prices specified in such form of Security together with accrued interest to the Redemption Date.


SECTION 1102. Applicability of Article.

     Redemption of Securities at the election of the Company, as permitted by any provision of this Indenture, shall be made in accordance with such provision and this Article.


SECTION 1103. Election to Redeem; Notice to Trustee.

     The election of the Company to redeem any Securities pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of each series of Securities to be redeemed.

SECTION 1104. Selection by Trustee of Securities to Be Redeemed.

     If less than all of either series of Securities are to be redeemed, the particular Securities of each series to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, pro rata; provided that Sterling Senior Notes on the one hand, and Dollar Senior Notes on the other hand are prorated on the basis of an exchange rate prevailing at the time such Securities are selected for redemption as determined by the Trustee, and that redemption of portions of the principal amount of Securities are made in denominations in integral multiples of L.1,000 (in the case of Sterling Securities) and $1,000 (in the case of Dollar Securities).

     The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1105. Notice of Redemption.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register or provided to the Trustee by such Holder.

     All notices of redemption shall include the applicable CUSIP and/or CINS numbers and shall state:


          (1) the Redemption Date,

          (2) the Redemption Price,

          (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that, unless the Company defaults in making such payment on the Redemption Date, interest thereon will cease to accrue on and after said date, and

          (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.


SECTION 1106. Deposit of Redemption Price.

     Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) any applicable accrued interest on, all the Securities which are to be redeemed on that date.


SECTION 1107. Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and any applicable accrued interest) such Securities shall not bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with any applicable accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate provided by the Security.


SECTION 1108. Securities Redeemed in Part.

     Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to
Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. Upon surrender of a Global Security if redeemed in part, the Paying Agent shall forward the Global Security to the Trustee who shall make a notation on Schedule A thereof to reduce the principal amount of the Global Security by an amount equal to the redeemed portion of the Global Security, provided that the Global Security shall be in an authorized denomination.


                             ARTICLE TWELVE

                   DEFEASANCE AND COVENANT DEFEASANCE


SECTION 1201. Option to Effect Defeasance or Covenant Defeasance.

     The Company may at its option by Board Resolution, at any time, elect to have either Section 1202 or Section 1203 applied to the Outstanding Securities upon compliance with the conditions set forth below in this Article Twelve.


SECTION 1202. Defeasance and Discharge.

     Upon the Company's exercise of the option provided in Section 1201 applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that (i) the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same) and (ii) the Guarantor shall be released from the Guarantees, except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1204 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest (including Special Interest, if any) on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Twelve. Subject to compliance with this Article Twelve, the Company may exercise its option under this Section 1202 notwithstanding the prior exercise of its option under Section 1203.


SECTION 1203. Covenant Defeasance.

     Upon the Company's exercise of the option provided in Section 1201 applicable to this Section, (i) the Company and the Guarantor shall each be released from its obligations under Sections 1005 through 1017, inclusive, and Clauses (3) and (4) of Section 801, (ii) the occurrence of an event specified in Sections 501(3), 501(4) (with respect to Clauses (1), (3) or (4) of Section
801), 501(5) (with respect to any of Sections 1005 through 1017, inclusive),

501(6) and 501(7) shall not be deemed to be an Event of Default on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that the Company and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Clause, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Clause or by reason of any reference in any such Section or Clause to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.


SECTION 1204. Conditions to Defeasance or Covenant Defeasance.

     The following shall be the conditions to application of either Section 1202 or Section 1203 to the then Outstanding Securities:


          (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Twelve applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of an internationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (premium, if any) and each instalment of interest, including Special Interest, if any, on the Securities on the Stated Maturity of such principal or instalment of interest in accordance with the terms of this Indenture and of such Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the United States Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

          (2) In the case of an election under Section 1202, the Company or the Guarantor shall have delivered to the Trustee (i) an Opinion of Counsel stating that (x) the Company or the Guarantor has received from, or there has been published by, the United States Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable United States Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize gain or loss for United States Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to United States Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred and (ii) an Opinion of Counsel to the effect that, under the law in effect at the time of such deposit, payments made from the defeasance trust would not require the payment of Additional Amounts if the provisions of Section 1016 above were applicable to such payments.

          (3) In the case of an election under Section 1203, the Company or the Guarantor shall have delivered to the Trustee (i) an Opinion of Counsel (which may be based upon a United States Internal Revenue Service ruling) to the effect that the Holders of the Outstanding Securities will not recognize gain or loss for United States Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to United States Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred and (ii) an Opinion of Counsel to the effect that, under the law in effect at the time of such deposit, payments made from the defeasance trust would not require the payment of Additional Amounts if the provisions of Section 1016 above were applicable to such payments.

          (4) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest for purposes of the Trust Indenture Act with respect to any securities of the Company.


          (5) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 501(8) and (9) are concerned, at any time during the period ending on the 121st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (6) Such defeasance or covenant defeasance shall not result in a material breach of, or constitute a material default under, any other agreement or instrument evidencing Debt Incurred by the Company or a Restricted Subsidiary to which the Company is a party or by which it is bound.

          (7) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1202 or the covenant defeasance under Section 1203 (as the case may be) have been complied with.

          (8) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that such defeasance or covenant defeasance shall not result in the trust arising from such deposit to be subject to regulation as an investment company under the United States Investment Company Act of 1940, as amended, or such trust shall be qualified under such act.


SECTION 1205. Deposited Money and U.S. Government Obligations to be Held in
              Trust; Other Miscellaneous Provisions.

     Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively, for purposes of this Section 1205, the "Trustee") pursuant to Section 1204 in respect of the Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, including Special Interest, if any, but such money need not be segregated from other funds except to the extent required by law.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

     Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.


SECTION 1206. Reinstatement.

     If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1202 or 1203 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities and the Guarantor's obligations under this Indenture and the Guarantees shall be revived and reinstated as though no deposit had occurred pursuant to this Article Twelve until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1202 or 1203; provided, however, that if the Company makes any payment of principal of (and premium, if any) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.


                            ARTICLE THIRTEEN

                               Guarantee

SECTION 1301. Guarantee.

     The Guarantor hereby unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee, and to the Trustee on behalf of such Holder, (a) the due and punctual payment of the principal of (and premium, if any) and interest and any other amounts due on the Securities, whether at maturity or interest payment date, by acceleration, call for redemption or otherwise, (b) the due and punctual payment of interest on the overdue principal of (and premium, if any) and (if lawful) interest and any other amounts due on the Securities, (c) the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in the Securities upon which the Guarantees are endorsed and in this Indenture, and (d) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. In case of the failure of the Company punctually to make any such payment, the Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or interest payment date, by acceleration, call for redemption, purchase or otherwise, and as if such payment were made by the Company.

     The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of the validity, regularity or enforceability of such Security or the Indenture or the obligations evidenced thereby, the absence of any action to enforce the same, any waiver or consent by the Holder of such Security or by the Trustee or either of them with respect to any provisions thereof or of this Indenture, the obtaining of any judgment against the Company or any action to enforce the same, any claim, set-off or other rights the Guarantor may have at any time against the Company, the Trustee or any holder of any Security or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor, provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security, or increase any interest rate thereon, or increase any premium payable upon redemption thereof. The Guarantor hereby waives the benefits of diligence, presentment, demand of payment, any requirement that the Trustee or any of the Holders protect, secure, perfect or insure any security interest in or other Lien on any property subject thereto or exhaust any right or take any action against the Company or any other Person, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged in respect of such Security except by complete performance of the obligations contained in such Security and in this Guarantee. The Guarantor hereby agrees that, in the event of a default in payment of principal (or premium, if any) or interest or any other amounts due on such Security, whether at their Stated Maturity, by acceleration, call for redemption, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in this Indenture, directly against the Guarantor to enforce this Guarantee without first proceeding against the Company. The Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities, or to enforce or exercise any other right or remedy with respect to the Securities, the Guarantor agrees to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

     The Guarantor shall be subrogated to all rights of the Holders of the Securities upon which the Guarantees are endorsed against the Company in respect of any amounts paid by the Guarantor on account of such Security pursuant to the provisions of the Guarantees or this Indenture; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest and any other amounts due on all Securities issued hereunder shall have been paid in full.


     This Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.


SECTION 1302. Execution and Delivery of Guarantees.

     The Guarantees to be endorsed on the Securities shall include the terms of the Guarantee set forth in Section 1301 and any other terms that may be set forth in the form established pursuant to Section 206. The Guarantor hereby agrees to execute the Guarantee, in the form established pursuant to Section 206, to be endorsed on each Security to be authenticated and delivered by the Trustee.

     The Guarantees shall be executed on behalf of the Guarantor by any one of such Guarantor's Chief Executive Officer, Chief Financial Officer, Company Secretary or any Director. The signature of any of these persons on the Guarantee may be manual or facsimile.

     A Guarantee bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Guarantor shall bind the Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Security on which such Guarantee is endorsed or did not hold such offices at the date of such Guarantee.

     The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the Guarantor. The Guarantor hereby agrees that the Guarantee set forth in Section 1301 shall remain in full force and effect notwithstanding any failure to endorse a Guarantee on any Security.


SECTION 1303. Release of Guarantor .

     Concurrently with the defeasance of the Securities under Section 1202 hereof, the Guarantor shall be released from all of their obligations under this Guarantee endorsed on the Securities and under this Article Thirteen, subject to the reinstatement of such obligations under Section 1206 hereof.


                          ____________________

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, as of the day and year first above written.



                                             DIAMOND HOLDINGS PLC

                                             /s/ Robert T. Goad
                                             --------------------
                                               Name:     Robert T. Goad
                                               Title:    Director



                                             /s/ Kate Wolfsohn
                                             --------------------
                                               Name:     Kate Wolfsohn
                                               Title:    Secretary



                                             DIAMOND CABLE COMMUNICATIONS PLC,
                                                  As Guarantor


                                             /s/ Robert T. Goad
                                             --------------------
                                               Name:     Robert T. Goad
                                               Title:    Director

                                             /s/ Kate Wolfsohn
                                             --------------------
                                               Name:     Kate Wolfsohn
                                               Title:    Secretary


                                             THE BANK OF NEW YORK,
                                                   As Trustee

                                             /s/ Mike Hellmuth
                                             --------------------
                                               Name:   Mike Hellmuth
                                               Title:  Assistant Vice President

                                                     ANNEX A -- Form of
                                                       Regulation S Certificate


                        REGULATION S CERTIFICATE

        (For transfers pursuant to Section  305(b)(i) and (iii)
                           of the Indenture)


The Bank of New York
101 Barclay Street, 21st Floor
New York, New York  10286


     Re: [o%] Senior Notes due January o, 2008 of Diamond Holdings plc (the "Securities")

     Reference is made to the Indenture, dated as of January o, 1998 (the "Indenture"), among Diamond Holdings plc (the "Company"), Diamond Cable Communications Plc (the "Guarantor") and The Bank of New York, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

     This certificate relates to [L._______ ] [$____________ ] principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

     CUSIP No(s). ___________________________

     CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities, (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so or (iii) it is the Holder of a Global Security and has received a certification to the effect set forth below. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

     The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Security. In connection with such transfer, the Owner hereby certifies or has certified that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies or has certified as follows:

     (1) Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904:

          (A) the Owner is not a distributor of the Securities, an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

          (B) the offer of the Specified Securities was not made to a person in the United States or for the account or benefit of a U.S. Person;

          (C) either:

               (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

               (ii) the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

          (D) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

          (E) if the Owner is a dealer in securities or has received a selling concession, fee or other renumeration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

          (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

     (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

          (A) the transfer is occurring after January o, 1999 and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

          (B) the transfer is occurring after January o, 2000 and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company, the Guarantor and the Initial Purchasers.



Dated:                     ------------------------------
                           (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)




                           By:_________________________________________________
                             Name:
                             Title:

                           (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                ANNEX B -- Form of Restricted
                                                    Securities Certificate




                   RESTRICTED SECURITIES CERTIFICATE

            (For transfers pursuant to Section  305(b)(ii),
                 (iii), (iv) and (v) of the Indenture)



The Bank of New York
101 Barclay Street, 21st Floor
New York, New York  10286



     Re: [o%] Senior Notes due January o, 2008 of Diamond Holdings plc (the "Securities")

     Reference is made to the Indenture, dated as of January o, 1998 (the "Indenture"), among Diamond Holdings plc (the "Company"), Diamond Cable Communications, Plc (the "Guarantor") and The Bank of New York, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

     This certificate relates to [L.________ ] [$_____________ ] principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

     CUSIP No(s). ___________________________

     CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities, (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so or (iii) it is the Holder of a Global Security and has received a certification to the effect set forth below. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

     The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies or has certified that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies or has certified that:

     (1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:


          (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

          (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

     (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

          (A) the transfer is occurring after January o, 1999 and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

          (B) the transfer is occurring after January o, 2000 and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company, the Guarantor and the Initial Purchasers.



Dated:              ___________________________
                    (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)





                    By:______________________________________________________
                      Name:
                      Title:

                    (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                              ANNEX C -- Form of Unrestricted
                                                     Securities Certificate




                  UNRESTRICTED SECURITIES CERTIFICATE

  (For removal of Securities Act Legends pursuant to Section  305(c))



The Bank of New York
101 Barclay Street, 21st Floor
New York, New York  10286



     Re: [o%] Senior Notes due January o, 2008 of Diamond Holdings plc (the "Securities")

     Reference is made to the Indenture, dated as of January o, 1998 (the "Indenture"), among Diamond Holdings plc (the "Company"), Diamond Cable Communications Plc (the "Guarantor") and The Bank of New York, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

     This certificate relates to [L._________ ] [$_____________ ] principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

     CUSIP No(s). ___________________________

     CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities, (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so or (iii) it is the Holder of a Global Security and has received a certification to the effect set forth below. Such beneficial owner or owners are referred to herein
collectively as the "Owner".   If the Specified Securities are not represented
by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

     The Owner has requested that the Specified Securities be exchanged for Securities bearing no Securities Act Legend pursuant to Section 305(c) of the Indenture. In connection with such exchange, the Owner hereby certifies or has certified that the exchange is occurring after January o, 2000 and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges or has acknowledged that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company, the Guarantor and the Initial Purchasers.



Dated:         ______________________________
                    (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)





                    By:________________________________________________________
                      Name:
                      Title:

                    (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                                 ANNEX D




                          DIAMOND HOLDINGS PLC


                             _______, ____



The Depository Trust Company
55 Water Street, 49th Floor
New York, New York 10041

The Bank of New York,
     As Trustee
101 Barclay Street
New York, New York 10286


     Re: o% Senior Notes due January o, 2008
     o% Senior Notes due January o, 2008

Ladies and Gentlemen:

     Reference is hereby made to the Indenture dated as of January o, 1998 (the "Indenture") among Diamond Holdings plc (the "Company"), Diamond Cable Communications Plc (the "Guarantor") and The Bank of New York, as Trustee. Capitalized terms used and not defined herein shall have the meanings given them in the Indenture.

     This letter relates to L. ________ and $________ principal amount of Securities represented by the Regulation S Global Sterling Security and Regulation S Global Dollar Security, respectively, held by the Trustee pursuant to Section 201 of the Indenture. We hereby certify that the offering of the Securities closed on January o, 1998 and therefore, the restricted period (as defined in Regulation S) with respect to the offer and sale of the Securities will terminate on __________, 1998.


                              DIAMOND HOLDINGS PLC



                              By:___________________________
                                Name:
                                Title:


cc:    Euroclear
       Cedel